UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through March 31, 2022, as provided by portfolio managers Julianne McHugh and Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon Diversified Emerging Markets Fund’s (the “fund”) Class A shares produced a total return of −8.78%, Class C shares returned −9.02%, Class I shares returned −8.55% and Class Y shares returned −8.51%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of −8.20% for the same period.2

Emerging-markets stocks declined broadly during the reporting period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index largely due to the bias of one of the fund’s strategies in favor of growth-oriented stocks during a period in which value-oriented shares outperformed.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among the emerging-markets equity strategies that are separately employed by: (i) Newton Investment Management North America Limited (NIMNA), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) NIMNA through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); and (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Management Limited (the Newton Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

International Equities Slump Under Economic and Geopolitical Pressure

Emerging-markets stock indices experienced a robust start to the review period as improving sentiment lifted economically sensitive sectors, while a stabilization of longer-dated bond yields lent support to growth stocks. However, this upward trajectory was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for international equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program.

Although risk assets largely recovered these losses in December, the start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, international equity markets weakened in January, then plunged in early February as Russia invaded Ukraine. In March, the massive Chinese market was hit particularly hard by a new wave of COVID-19 infections, leading to widespread lockdowns in several major cities. Despite a market bounce in the final two weeks of the period, most sectors ended the period in negative territory, with the notable exception of energy, where stocks were buoyed by soaring oil and gas prices driven by tight supply/demand conditions exacerbated by the war in Ukraine.

Mixed Performance from the Fund’s Strategies

The Multi-Factor Equity Strategy outperformed the Index due to the successful implementation of its quantitative strategy. During the period, the market tended to reward value, quality and low volatility, while discounting growth and momentum. From a sector perspective, the strategy’s stocks selections in energy, communication services and materials enhanced relative returns, while selections in financials and utilities detracted. From a country perspective, stock selections in Hong Kong and Mexico contributed most strongly to performance, while holdings in the United Arab Emirates and Indonesia were weakest. Top-performing individual holdings included Hong Kong-based energy company China Shenhua Energy, South African financial services provider Investec and Mexican conglomerate Groupo Mexico. Trailing performers included India-based telecommunications tower company Indus Towers and Hungarian pharmaceutical firm Gedeon Richter.

The Newton Fund outperformed the Index due to strong selection in China, particularly in health care, led by holdings in China Resources Sanjiu Medical & Pharmaceutical, China’s largest manufacturer of non-prescription drugs. Lack of exposure to lagging Chinese consumer discretionary stocks further supported performance. Strong stock selection in the energy sector bolstered returns as well, led by a position in integrated oil and gas company Petroleo Brasileiro, which rallied on higher commodity prices, and by limiting exposure to Russian energy names. On the negative side, underweight exposure to the benchmark-leading financials sector undermined relative performance, as did a position in Russian, state-owned banking and financial services company, Sberbank of Russia, which collapsed following the Western sanctions rollout and banning of its access to the Swift payments system. In Taiwan, shares in e-commerce services company momo.com sold off from peak valuation levels at the start of the year, as investors took profits expecting more difficult comparisons.

The Active Equity Strategy underperformed the Index largely due to its bias in favor of stocks with higher rates of growth and returns on equity during a period in which value-oriented stocks outperformed. Despite some good, individual stock performers, the strategy’s underweight in banks (particularly low return-on-asset banks operating in mature banking systems) meant that the strong-performing financials sector was the strategy’s biggest area of relative weakness. Some of the strategy’s holdings in the industrials, information technology and communication services sectors declined and contributed to the negative return. Notable underperformers included the fund’s sole Russian-listed holding, online recruitment platform HeadHunter Group, in which trading was halted after the Russian invasion of Ukraine, before the stock was written down to zero, and technology company EPAM Systems, shares of which declined in the market rotation in January and were further affected by the majority of its employees being based in Russia, Ukraine and

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Belarus. On a country basis, the strategy’s overweight in India detracted most, owing in part to the country’s sensitivity to oil prices, which hit multi-year highs. On the other hand, the strategy’s zero exposure to Russian oil and gas companies meant the energy sector was a positive contributor to performance. Underweight exposure to the lagging health care sector was also a positive. Among top performers, holdings in industrial electronic equipment producer and stock-exchange operator B3-Brasil Bolsa Balcao were lifted in a Brazilian market buoyed by positive economic data and record-high foreign flows. On a country basis, the strategy’s low exposure to Russia bolstered performance most.

Finding Opportunities in the Current Environment

With the market’s focus having initially moved away from the pandemic at the start of the year toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors, while exacerbating inflationary pressures. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies against the backdrop of higher inflation, will be important for valuations and yields. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability heightening uncertainties. Meanwhile, China continues to contend with a major, new pandemic wave, with potentially significant global consequences, especially for emerging markets.

In this challenging environment, each of the fund’s underlying strategies and underlying fund remain committed to finding attractive opportunities that meet their investment criteria across a wide variety of markets and industry groups.

The Multi-Factor Equity Strategy continues to employ its quantitative strategy, managing a broadly diversified portfolio of stocks leveraged to value, quality and momentum while remaining risk controlled, relative to the Index in terms of sector, country and market capitalization.

The Newton Fund is finding attractive investment opportunities in the health care sector, particularly in China, increasing the strategy’s sector position to overweight. Opportunities in the financial sector have led to increased exposure there as well, although the position remains underweight relative to the Index. Other increases include communication services in Thailand and information technology. Decreased position sizes include the consumer discretionary sector, due to concerns over the impact of rising inflation and other economic trends on consumers, and Taiwan, where the strategy remains overweight after taking some profits.

The Active Equity Strategy sees a unique opportunity for emerging-markets companies that are well-exposed to reliable secular-growth trends, and that can exploit their positions more effectively than their peers by virtue of differentiated customer offerings and execution. As of the end of the period, the fund is most overweight in India, where we are finding many of the best long-term, bottom-up investment opportunities in emerging markets. The strategy also holds overweight exposure to China and Hong Kong with a focus on businesses poised to benefit from China’s upgrading of its economy to become self-sufficient, or even assume leadership in certain strategic and value-add industries. The strategy holds its most significantly underweight positions in Taiwan and South Korea, where demographics and credit penetration levels detract from domestic opportunities, although we are finding attractive investments among global leaders in industries such as electric vehicles and semiconductors. On a sector basis, the strategy holds its largest overweights in the consumer staples and information technology sectors, where we are finding investments with attractive, long-term growth opportunities and high returns on capital. Conversely, the strategy’s most significantly underweight sector positions are in materials and energy.

April 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.39	$10.09	$5.20	$4.87
Ending value (after expenses)	$912.20	$909.80	$914.50	$914.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.80	$10.65	$5.49	$5.14
Ending value (after expenses)	$1,017.20	$1,014.36	$1,019.50	$1,019.85
†

Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.12% for Class C, 1.09% for Class I and 1.02% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 64.3%
Brazil - 4.1%
B3 - Brasil Bolsa Balcao	57,400		189,161
Cia de Saneamento de Minas Gerais-COPASA	184,600		530,414
Cia Siderurgica Nacional	29,600		161,396
IRB Brasil Resseguros	10,000	[a]	7,393
JBS	74,800		588,999
Minerva	234,400		626,734
Petroleo Brasileiro, ADR	208,731		3,089,219
TIM	283,000		816,715
Vale	43,300		868,719
WEG	48,400		354,787
			7,233,537
Chile - .4%
Cencosud	320,571		631,526
Enel Americas	322,842		38,981
Enel Generacion Chile	60,909		10,680
			681,187
China - 17.3%
Agricultural Bank of China, Cl. H	1,765,000		676,949
Alibaba Group Holding, ADR	15,725	[a]	1,710,880
Aluminum Corp. of China, Cl. H	364,000	[a]	211,851
Anhui Conch Cement, Cl. H	800	[a]	4,100
ANTA Sports Products	13,800		172,224
BAIC Motor, Cl. H	12,500	[a,b]	4,176
Baidu, ADR	5,651	[a]	747,627
Bank of Communications, Cl. H	1,113,000		798,875
CGN Power, Cl. H	1,874,800	[b]	489,215
China CITIC Bank, Cl. H	1,374,000		694,681
China Construction Bank, Cl. H	2,837,100	[a]	2,131,219
China Everbright Bank, Cl. A	670,500	[a]	348,422
China Galaxy Securities, Cl. H	1,157,500	[a]	646,445
China Life Insurance, Cl. H	180,400		275,313
China Medical System Holdings	149,100		233,368
China Merchants Bank, Cl. H	81,000	[a]	633,207
China National Building Material, Cl. H	137,800		170,280
China Pacific Insurance Group, Cl. H	61,700	[a]	149,840
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	307,595	[a]	2,194,365
China Shenhua Energy, Cl. H	623,700		1,989,420
China Vanke, Cl. H	12,800	[a]	28,801

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 64.3% (continued)
China - 17.3% (continued)
China Yongda Automobiles Services Holdings	300,000		326,256
Cosco Shipping Holdings, Cl. H	804,950	[a]	1,393,891
Country Garden Services Holdings	24,000		101,982
Gaotu Techedu, ADR	630	[a]	1,084
Haier Smart Home, CI. H	198,400	[a]	641,624
Hello Group, ADR	9,835	[a]	56,846
Huatai Securities, Cl. H	215,200	[a,b,c]	330,016
Industrial Bank, Cl. A	124,900	[a]	405,919
JD.com, ADR	10,456	[a]	605,089
JD.com, Cl. A	4,337	[a]	127,022
Lenovo Group	1,206,100		1,308,090
Li Ning	38,500		329,983
Longfor Group Holdings	8,000	[b]	40,824
Maanshan Iron & Steel, Cl. H	1,714,000	[a]	685,872
Meituan, Cl. B	20,600	[a,b]	405,936
NetDragon Websoft Holdings	203,000		423,091
NetEase, ADR	8,331		747,207
New China Life Insurance, Cl. H	108,900	[a]	303,053
PICC Property & Casualty, Cl. H	462,000	[a]	471,411
Ping An Insurance Group Company of China, Cl. H	36,000		254,001
Shanghai International Port Group, Cl. A	639,200	[a]	548,834
Shanghai Pharmaceuticals Holding, Cl. H	360,200	[a]	692,068
Sinopharm Group, Cl. H	224,200		509,919
Sinotruk Hong Kong	173,700		264,178
Tencent Holdings	74,000		3,490,978
Tingyi Cayman Islands Holding	167,200		280,414
Uni-President China Holdings	594,900		517,554
Vipshop Holdings, ADR	15,431	[a]	138,879
Yankuang Energy Group, Cl. H	117,700	[a]	347,816
Yihai International Holding	6,000		17,113
Yum China Holdings	1,553		64,512
Zhongsheng Group Holdings	37,200		261,930
Zoomlion Heavy Industry Science & Technology, Cl. H	375,300	[a]	237,637
			30,642,287
Colombia - .1%
Interconexion Electrica	40,285		259,455
Greece - .2%
Hellenic Telecommunications Organization	14,480	[a]	261,974
Hong Kong - 1.9%
Bosideng International Holdings	1,828,500	[c]	850,058

Description	Shares		Value ($)
Common Stocks - 64.3% (continued)
Hong Kong - 1.9% (continued)
China Resources Land	18,600		86,216
China Taiping Insurance Holdings	224,400		273,395
Cosco Shipping Ports	294,000		227,997
Kingboard Laminates Holdings	266,800		437,450
Kunlun Energy	174,000		150,618
Shanghai Industrial Urban Development Group	102,200		9,227
Shimao Group Holdings	10,500	[a]	5,874
Sino Biopharmaceutical	1,138,000		705,931
SITC International Holdings	174,000		614,219
			3,360,985
Hungary - .4%
MOL Hungarian Oil & Gas	36,094	[a]	318,541
Richter Gedeon	19,772	[a]	417,017
			735,558
India - 7.9%
Aurobindo Pharma	44,879		394,977
Cipla	48,384	[a]	648,057
GAIL India	363,285		743,379
Hero MotoCorp	14,684		441,869
Housing Development Finance	24,354	[a]	762,618
Indian Oil	407,721		637,759
Indus Towers	211,976	[a]	614,431
Infosys	79,917		1,998,518
ITC	156,269		515,037
Larsen & Toubro Infotech	3,768	[b]	304,341
Mindtree	23,028		1,296,882
Motherson Sumi Wiring India	108,321	[a]	92,132
Power Grid Corporation of India	258,762		738,142
REC	217,653		352,123
Redington India	151,196	[a]	287,719
Tata Consultancy Services	14,092		693,041
Tata Motors	83,718	[a]	475,129
Tata Steel	42,326	[a]	725,762
Tech Mahindra	79,061		1,558,252
The Tata Power Company	302	[a]	949
Vedanta	73,000		386,638
Wipro	37,087		289,223
			13,956,978
Indonesia - .7%
Indah Kiat Pulp & Paper	82,500	[a]	45,360
Indofood Sukses Makmur	2,887,800	[a]	1,195,366
			1,240,726

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 64.3% (continued)
Malaysia - 1.1%
Hartalega Holdings	132,600		152,912
RHB Bank	373,900		529,135
Sime Darby	1,033,100		588,970
Supermax	161,510		45,402
Telekom Malaysia	408,800		474,584
Top Glove	185,500		84,937
			1,875,940
Mexico - .9%
America Movil, Ser. L	704,200		745,978
Coca-Cola Femsa	28,565		157,301
Fibra Uno Administracion	13,500		15,814
Grupo Mexico, Ser. B	126,800		757,039
			1,676,132
Philippines - .7%
Aboitiz Equity Ventures	263,950		303,403
Ayala Land	47,700		32,243
International Container Terminal Services	198,240		858,101
Metro Pacific Investments	65,000		4,766
SM Prime Holdings	51,200	[a]	37,366
			1,235,879
Poland - .1%
CD Projekt	527	[a]	21,654
KGHM Polska Miedz	3,270	[a]	132,941
Polskie Gornictwo Naftowe i Gazownictwo	26,538	[a]	39,096
			193,691
Qatar - .6%
Industries Qatar	71,975		374,631
The Commercial Bank	353,054		723,419
			1,098,050
Russia - .0%
Lukoil, ADR	12,332	[d]	0
MMC Norilsk Nickel, ADR	11,431	[d]	0
Sberbank of Russia, ADR	81,133	[a,d]	0
Sistema, GDR	3,646	[a,d]	0
Tatneft, ADR	6,912	[d]	0
X5 Retail Group, GDR	16,162	[d]	0
Saudi Arabia - 1.2%
Al Rajhi Bank	22,250	[a]	948,727
Sahara International Petrochemical	49,300		702,192
Saudi Kayan Petrochemical	85,171	[a]	511,490

Description	Shares		Value ($)
Common Stocks - 64.3% (continued)
Saudi Arabia - 1.2% (continued)
The Savola Group	2,486	[a]	24,124
			2,186,533
South Africa - 3.0%
Anglo American Platinum	423		58,087
Growthpoint Properties	18,571		18,699
Impala Platinum Holdings	40,506		623,237
Investec	98,666		657,143
Kumba Iron Ore	6,226		275,758
MTN Group	115,600		1,497,867
MultiChoice Group	58,484	[a]	525,537
Ninety One	190		638
Redefine Properties	22,175		7,001
Resilient REIT	2,522		10,514
Sibanye Stillwater	404,868		1,644,516
			5,318,997
South Korea - 9.2%
Celltrion	747		104,889
CJ ENM	4,139		444,783
DB Insurance	12,358		710,586
DGB Financial Group	61,979		475,671
Dl Holdings	287		14,433
Doosan Bobcat	14,900		473,279
Fila Holdings	6,723		173,391
Hana Financial Group	13,604		543,091
Hyundai Mobis	6,366		1,124,329
Hyundai Steel	16,000		542,823
KB Financial Group	13,471		677,220
Kia Motors	41,473		2,518,728
Korea Investment Holdings	10,519		677,433
LG Electronics	3,142		310,064
Mirae Asset Securities	129,386		909,962
NAVER	90		25,166
Osstem Implant	4,156	[d]	244,652
POSCO Holdings	2,722		653,746
Posco International	1,121		19,803
Samsung Biologics	18	[a,b]	12,239
Samsung Electronics	65,488		3,741,175
Samsung Securities	28,514		981,226
Seegene	15,020		631,818
Shinhan Financial Group	6,940		236,704
			16,247,211
Taiwan - 12.0%
Acer	724,000		754,512

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 64.3% (continued)
Taiwan - 12.0% (continued)
Asustek Computer	55,000	[a]	715,386
Chailease Holding	277,489	[a]	2,441,822
China Development Financial Holding	1,355,000	[a]	902,850
Evergreen Marine	281,000	[a]	1,314,107
Hotai Motor	15,000	[a]	311,148
International Games System Co Ltd	18,000	[a]	479,615
MediaTek	80,000	[a]	2,494,311
Micro-Star International	66,000	[a]	297,214
momo.com	25,400	[a]	825,842
Powertech Technology	21,000	[a]	69,311
Realtek Semiconductor	38,000	[a]	566,305
Standard Foods	2,000	[a]	3,464
Taiwan Semiconductor Manufacturing	442,600		9,150,505
United Microelectronics	242,000	[a]	446,913
Winbond Electronics	376,000	[a]	404,751
			21,178,056
Thailand - 1.4%
Advanced Info Service	180,500		1,260,110
Advanced Info Service, NVDR	41,500		289,721
Krungthai Card	9,000		16,569
PTT Exploration & Production, NVDR	27,300		118,070
Thai Union Group, NVDR	651,700		369,544
Thanachart Capital	306,300		394,327
			2,448,341
Turkey - .8%
BIM Birlesik Magazalar	62,945		362,894
Emlak Konut Gayrimenkul Yatirim Ortakligi	15,814		2,531
Eregli Demir ve Celik Fabrikalari	299,459		659,283
KOC Holding	11,972		32,157
Turkcell Iletisim Hizmetleri	184,581		283,381
			1,340,246
United Arab Emirates - .0%
Dubai Islamic Bank	13,165		22,065
Emaar Properties	33,245		54,037
			76,102
Uruguay - .3%
Globant	2,168	[a]	568,168
Total Common Stocks (cost $92,493,740)			113,816,033

Description		Shares		Value ($)
Exchange-Traded Funds - 1.4%
United States - 1.4%
iShares MSCI Emerging Markets ETF (cost $2,683,573)		55,155		2,490,248
	Preferred Dividend Yield (%)
Preferred Stocks - .7%
Brazil - .5%
Cia Energetica de Minas Gerais	8.54	164,152		522,688
Cia Paranaense de Energia, Cl. B	9.94	227,500		363,155
				885,843
South Korea - .2%
Samsung Electronics	1.79	8,268		427,653
Total Preferred Stocks (cost $953,965)				1,313,496
		Number of Rights
Rights - .0%
South Korea - .0%
Samsung Biologics expiring 4/8/2022 (cost $0)		1		164
	1-Day Yield (%)	Shares
Investment Companies - 31.8%
Registered Investment Companies - 31.8%
BNY Mellon Global Emerging Markets Fund, Cl. Y (cost $35,610,438)		2,654,745	[a,e]	56,227,506

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,072,500)	0.31	1,072,500	[e]	1,072,500
Total Investments (cost $132,814,216)		98.8%		174,919,947
Cash and Receivables (Net)		1.2%		2,197,760
Net Assets		100.0%		177,117,707

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, these securities were valued at $1,586,747 or .9% of net assets.

c Security, or portion thereof, on loan. At March 31, 2022, the value of the fund’s securities on loan was $877,484 and the value of the collateral was $1,072,500. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at March 31, 2022. These securities were valued at $244,652 or .14% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	33.8
Semiconductors & Semiconductor Equipment	7.4
Banks	6.2
Materials	5.5
Technology Hardware & Equipment	4.5
Diversified Financials	4.1
Media & Entertainment	3.9
Software & Services	3.8
Energy	3.7
Telecommunication Services	3.5
Pharmaceuticals Biotechnology & Life Sciences	3.0
Transportation	2.8
Retailing	2.7
Automobiles & Components	2.6
Food, Beverage & Tobacco	2.4
Utilities	2.2
Insurance	1.9
Capital Goods	1.5
Consumer Durables & Apparel	1.4
Health Care Equipment & Services	1.0
Food & Staples Retailing	.6
Real Estate	.3
Consumer Services	.0
98.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies - 31.8%
BNY Mellon Global Emerging Markets Fund, Cl. Y - 31.8%	69,242,437	7,434,256	(5,317,665)	397,714
Investment of Cash Collateral for Securities Loaned - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - ..6%	1,132,530	15,713,943	(15,773,973)	-
Total - 32.4%	70,374,967	23,148,199	(21,091,638)	397,714

Description	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 31.8%
BNY Mellon Global Emerging Markets Fund, Cl. Y - 31.8%	(15,529,236)	56,227,506	4,122,763
Investment of Cash Collateral for Securities Loaned - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .6%	-	1,072,500	3,001	††
Total - 32.4%	(15,529,236)	57,300,006	4,125,764

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $877,484)—Note 1(c):
Unaffiliated issuers	96,131,278	117,619,941
Affiliated issuers	36,682,938	57,300,006
Cash		1,738,048
Cash denominated in foreign currency	799,832	792,426
Receivable for shares of Beneficial Interest subscribed		991,120
Dividends and securities lending income receivable		565,666
Tax reclaim receivable—Note 1(b)		10,844
Prepaid expenses		45,167
		179,063,218
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		163,745
Liability for securities on loan—Note 1(c)		1,072,500
Payable for investment securities purchased		311,006
Foreign capital gains tax payable—Note 1(b)		281,074
Payable for shares of Beneficial Interest redeemed		59,853
Trustees’ fees and expenses payable		1,500
Other accrued expenses		55,833
		1,945,511
Net Assets ($)		177,117,707
Composition of Net Assets ($):
Paid-in capital		142,375,098
Total distributable earnings (loss)		34,742,609
Net Assets ($)		177,117,707

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	453,186	11,863	7,513,010	169,139,648
Shares Outstanding	16,414	460.19	274,488	6,173,250
Net Asset Value Per Share ($)	27.61	25.78	27.37	27.40

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $218,933 foreign taxes withheld at source):	1,981,298
Income from securities lending—Note 1(c)	3,001
Total Income	1,984,299
Expenses:
Investment advisory fee—Note 3(a)	675,064
Custodian fees—Note 3(c)	90,197
Professional fees	66,821
Administration fee—Note 3(a)	61,313
Registration fees	31,597
Trustees’ fees and expenses—Note 3(d)	8,658
Chief Compliance Officer fees—Note 3(c)	7,886
Prospectus and shareholders’ reports	5,084
Shareholder servicing costs—Note 3(c)	4,136
Loan commitment fees—Note 2	1,131
Distribution fees—Note 3(b)	48
Miscellaneous	13,445
Total Expenses	965,380
Less—reduction in expenses due to undertaking—Note 3(a)	(57)
Net Expenses	965,323
Net Investment Income	1,018,976
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	1,969,001
Affiliated issuers	397,714
Net realized gain (loss) on forward foreign currency exchange contracts	(1,701)
Capital gain distributions from affiliated issuers	4,122,763
Net Realized Gain (Loss)	6,487,777
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(8,354,624)
Affiliated issuers	(15,529,236)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	240
Net Change in Unrealized Appreciation (Depreciation)	(23,883,620)
Net Realized and Unrealized Gain (Loss) on Investments	(17,395,843)
Net (Decrease) in Net Assets Resulting from Operations	(16,376,867)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment income	1,018,976	2,525,542
Net realized gain (loss) on investments	6,487,777	11,641,975
Net change in unrealized appreciation (depreciation) on investments	(23,883,620)	18,297,220
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,376,867)	32,464,737
Distributions ($):
Distributions to shareholders:
Class A	(4,887)	(1,490)
Class C	(11)	-
Class I	(93,202)	(27,119)
Class Y	(2,702,243)	(1,141,669)
Total Distributions	(2,800,343)	(1,170,278)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	56,958	184,270
Class I	3,979,543	5,632,347
Class Y	15,477,388	31,656,022
Distributions reinvested:
Class A	3,933	1,177
Class I	83,002	24,958
Class Y	433,124	172,643
Cost of shares redeemed:
Class A	(72,342)	(67,968)
Class C	-	(22,338)
Class I	(2,114,257)	(3,503,356)
Class Y	(17,440,961)	(40,303,211)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	406,388	(6,225,456)
Total Increase (Decrease) in Net Assets	(18,770,822)	25,069,003
Net Assets ($):
Beginning of Period	195,888,529	170,819,526
End of Period	177,117,707	195,888,529

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Capital Share Transactions (Shares):
Class A
Shares sold	1,915	6,007
Shares issued for distributions reinvested	131	40
Shares redeemed	(2,388)	(2,162)
Net Increase (Decrease) in Shares Outstanding	(342)	3,885
Class C
Shares redeemed	-	(724)
Net Increase (Decrease) in Shares Outstanding	-	(724)
Class Ia
Shares sold	136,742	186,455
Shares issued for distributions reinvested	2,796	848
Shares redeemed	(71,233)	(114,476)
Net Increase (Decrease) in Shares Outstanding	68,305	72,827
Class Ya
Shares sold	526,563	1,000,992
Shares issued for distributions reinvested	14,573	5,860
Shares redeemed	(589,820)	(1,322,968)
Net Increase (Decrease) in Shares Outstanding	(48,684)	(316,116)

[a]

During the period ended March 31, 2022, 105,986 Class Y shares representing $3,064,044 were exchanged for 106,101 Class I shares and during the period ended September 30, 2021, 175,458 Class Y shares representing $5,295,614 were exchanged for 175,667 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2022		Year Ended September 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	30.55	25.72	22.25	22.69	24.18	19.92
Investment Operations:
Net investment income[a]	.08	.26	.21	.13	.19	.02
Net realized and unrealized gain (loss) on investments	(2.74)	4.66	3.59	(.55)	(1.50)	4.26
Total from Investment Operations	(2.66)	4.92	3.80	(.42)	(1.31)	4.28
Distributions:
Dividends from net investment income	(.28)	(.09)	(.33)	(.02)	(.18)	(.02)
Net asset value, end of period	27.61	30.55	25.72	22.25	22.69	24.18
Total Return (%)[b]	(8.78)[c]	19.15	17.12	(1.87)	(5.50)	21.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.57[e]	1.59	1.62	1.51	1.26	1.28
Ratio of net expenses to average net assets[d]	1.55[e]	1.55	1.55	1.51	1.26	1.27
Ratio of net investment income to average net assets[d]	.56[e]	.81	.89	.60	.77	.08
Portfolio Turnover Rate	22.87[c]	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	453	512	331	312	479	901

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Marchh 31, 2022		Year Ended September 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.36	23.99	20.81	21.37	22.85	18.98
Investment Operations:
Net investment income (loss)[a]	(.00)[b]	(.03)	.03	.04	(.11)	(.16)
Net realized and unrealized gain (loss) on investments	(2.56)	4.40	3.35	(.60)	(1.37)	4.03
Total from Investment Operations	(2.56)	4.37	3.38	(.56)	(1.48)	3.87
Distributions:
Dividends from net investment income	(.02)	-	(.20)	-	-	-
Net asset value, end of period	25.78	28.36	23.99	20.81	21.37	22.85
Total Return (%)[c]	(9.02)[d]	18.26	16.21	(2.62)	(6.48)	20.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.12[f]	2.49	2.51	2.27	2.59	2.32
Ratio of net expenses to average net assets[e]	2.12[f]	2.30	2.30	2.27	2.26	2.25
Ratio of net investment income (loss) to average net assets[e]	(.02)[f]	(.13)	.15	.21	(.47)	(.83)
Portfolio Turnover Rate	22.87[d]	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	12	13	28	25	29	28

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

Six Months Ended
March 31, 2022		Year Ended September 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	30.35	25.52	22.11	22.66	24.13	19.86
Investment Operations:
Net investment income[a]	.15	.38	.36	.33	.32	.13
Net realized and unrealized gain (loss) on investments	(2.71)	4.62	3.54	(.64)	(1.52)	4.22
Total from Investment Operations	(2.56)	5.00	3.90	(.31)	(1.20)	4.35
Distributions:
Dividends from net investment income	(.42)	(.17)	(.49)	(.24)	(.27)	(.08)
Net asset value, end of period	27.37	30.35	25.52	22.11	22.66	24.13
Total Return (%)	(8.55)[b]	19.65	17.71	(1.26)	(5.10)	22.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.09[d]	1.14	1.01	.90	.89	.95
Ratio of net expenses to average net assets[c]	1.09[d]	1.14	1.01	.90	.89	.94
Ratio of net investment income to average net assets[c]	1.06[d]	1.21	1.53	1.49	1.26	.57
Portfolio Turnover Rate	22.87[b]	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	7,513	6,258	3,403	3,916	4,700	3,550

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2022		Year Ended September 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	30.39	25.55	22.14	22.69	24.16	19.90
Investment Operations:
Net investment income[a]	.16	.38	.39	.35	.31	.13
Net realized and unrealized gain (loss) on investments	(2.71)	4.64	3.53	(.63)	(1.50)	4.23
Total from Investment Operations	(2.55)	5.02	3.92	.28	1.19	4.36
Distributions:
Dividends from net investment income	(.44)	(.18)	(.51)	(.27)	(.28)	(.10)
Net asset value, end of period	27.40	30.39	25.55	22.14	22.69	24.16
Total Return (%)	(8.51)[b]	19.68	17.84	(1.15)	(5.06)	22.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.02[d]	1.08	.91	.82	.80	.86
Ratio of net expenses to average net assets[c]	1.02[d]	1.08	.91	.82	.80	.85
Ratio of net investment income to average net assets[c]	1.08[d]	1.22	1.71	1.59	1.24	.61
Portfolio Turnover Rate	22.87[b]	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	169,140	189,106	167,057	205,052	225,899	213,397

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-investment adviser of the same portion of the fund’s assets.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of March 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	14,490,603	99,080,778	††	244,652	113,816,033
Equity Securities - Preferred Stocks	885,843	427,653	††	-	1,313,496
Exchange-Traded Funds	2,490,248	-		-	2,490,248
Investment Companies	57,300,006	-		-	57,300,006
Rights	-	164	††	-	164

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities – Common Stocks ($)
Balance as of 9/30/2021	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,663,079)
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	1,907,731
Transfers out of Level 3	-
Balance as of 3/31/2022††	244,652
The amount of total net gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2022	(1,633,079)

† Transfers into Level 3 represent the value at the date of transfer. The transfers into Level 3 for the current period were due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2022, BNY Mellon earned $409 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $11,507,702 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2021. These short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: ordinary income $1,170,278. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser, Inc. may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $57 during the period ended March 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Sub-adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the Sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $61,313 during the period ended March 31, 2022.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2022, Class C shares were charged $48 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2022, Class A and Class C shares were charged $619 and $16, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $2,039 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $90,197 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $108,216, administration fees of $9,827, Distribution Plan fees of $7, Shareholder Services Plan fees of $97, custodian fees of $41,000, Chief Compliance Officer fees of $3,918 and transfer agency fees of $734, which are offset against an expense reimbursement currently in effect in the amount of $54.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended March 31, 2022, amounted to $42,556,098 and $43,021,193, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2022 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2022:

Average Market Value ($)
Forward contracts	28,350

At March 31, 2022, accumulated net unrealized appreciation on investments was $42,105,731, consisting of $51,090,858 gross unrealized appreciation and $8,985,127 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional emerging markets funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board noted that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investments strategies were different than the strategies currently in place. The Board noted that different investments strategies may lead to different performance results and that the fund’s performance for periods prior to January 31, 2014 reflects the investment strategies in effect during those periods.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for each of the three-, five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

management fee and the fund’s total expenses (including “acquired fund fees and expenses”) were higher than the Expense Group median and the Expense Universe median total expenses. The Board noted that no other fund in the Expense Group had acquired fund fees and expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30% of the fund’s average daily net assets. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Diversified Emerging Markets Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6919SA0322

BNY Mellon International Equity Fund

SEMIANNUAL REPORT March 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through March 31, 2022, as provided by portfolio manager Paul Markham of Newton Investment Management Limited, Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon International Equity Fund’s (the “fund”) Class A shares produced a total return of −7.65%, Class C shares returned −7.99%, Class I shares returned -7.51% and Class Y shares returned −7.50%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of −3.38% for the same period.3

International equity markets generally lost ground in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index, largely due to positions in the financials, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“NIM”), the fund’s sub-adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. NIM believes that a global comparison of companies is the most effective method of stock analysis, and NIM’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes. These themes are based primarily on observable economic, industrial or social trends that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. NIM then identifies specific companies, through fundamental global sector and stock research, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

International Equities Slump Under Economic and Geopolitical Pressure

Stock-market indices experienced a robust start to the review period as improving sentiment lifted economically sensitive sectors, while a stabilization of longer-dated bond yields lent support to growth stocks. However, this upward trajectory was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the forefront. Shortly afterward, the picture for international equities was muddied still further when Jerome

2

Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program.

Although risk assets largely recovered these losses in December, the start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, international equity markets weakened in January, then plunged in early February as Russia invaded its neighbor. Despite a market bounce in the final two weeks of the period, most sectors ended the period in negative territory, with the notable exception of energy, where stocks were buoyed by soaring oil and gas prices driven by tight supply/demand conditions exacerbated by the war in Ukraine.

Relative Performance Suffers Due to Selection and Allocation

Stock selection in the financials sector proved the primary drag on relative returns over the period. Overweight exposure to information technology also weighed, as did stock picking in the consumer discretionary space. Among notably weak individual holdings, shares in UK-based diversified bank Barclays slumped toward the end of the period in the face of declining long-bond rates in the UK, then declined further as news emerged that the bank was facing an estimated £450 million loss and scrutiny by regulators for selling more structured products than it had registered with the U.S. Securities and Exchange Commission. Shares in Japan-based medical-related services provider M3 retreated due to slowing revenue growth in the company’s medical platform. Although online medical demand continued to exhibit strength, the company was further hampered by some staff shortage issues. The stock, which had performed very strongly in 2020, was seen in some quarters as a beneficiary of the pandemic. Shares also proved vulnerable to a market rotation out of higher-multiple names over the start of the 2022, along with shares in Japanese human-resources company Recruit Holdings, another fund position.

On the positive side, the fund’s stock selection in the communication services and materials sectors generated relatively strong returns. Shares in UK-based metals and mining firm Anglo American rose as commodity prices soared, and investors looked toward names positioned to perform well in an inflationary world. The company’s shares were further supported by a strong set of quarterly results, with its dividend exceeding expectations. Switzerland-based Zurich Insurance Group benefited from rising yields and a favorable backdrop for commercial pricing. The insurer reported better-than-expected results for 2021, while 2022 guidance also reassured.

The fund used forward foreign-exchange hedges during the period to mitigate the effects of shifting currency valuations.

Maintaining a Long-Term Focus in an Uncertain Environment

With the market’s focus having initially moved away from the pandemic at the start of the year toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies given the backdrop

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

of higher inflation, will be important for valuations. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability creating an uncertain investment backdrop.

In the face of these uncertainties, we continue to manage the fund very much in line with NIM’s thematic and long-term fundamental views. Where appropriate, we are taking advantage of market volatility to add new names to the portfolio, some with exposure to more defensive revenue streams. Such names added to the fund since the start of the year include UK-based aerospace and defense contractor BAE Systems, France-based drugmaker Sanofi and UK-based drugmaker AstraZeneca.

April 15, 2022

1  BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. NIM is the fund’s sub-adviser. NIM’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. NIM’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.13	$8.71	$3.94	$3.94
Ending value (after expenses)	$923.50	$920.10	$924.90	$925.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.39	$9.15	$4.13	$4.13
Ending value (after expenses)	$1,019.60	$1,015.86	$1,020.84	$1,020.84
†

Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.7%
Bermuda - .7%
Hiscox	355,815		4,587,227
China - 2.0%
Alibaba Group Holding	417,196	[a]	5,710,279
Ping An Insurance Group Company of China, Cl. H	963,500		6,798,050
			12,508,329
Denmark - 2.5%
Chr. Hansen Holding	102,744		7,550,327
Novozymes, Cl. B	114,426		7,831,498
			15,381,825
France - 10.0%
AXA	240,081		7,011,306
Bureau Veritas	414,793		11,847,853
Legrand	62,152		5,908,604
L'Oreal	27,998		11,206,644
LVMH	23,563		16,778,497
Sanofi	86,471		8,818,682
			61,571,586
Germany - 6.2%
Bayer	154,979		10,603,232
Deutsche Post	115,007		5,522,468
Infineon Technologies	201,965		6,899,816
SAP	134,799		15,041,322
			38,066,838
Hong Kong - 2.7%
AIA Group	1,587,312		16,618,257
India - .8%
Housing Development Finance	161,051	[a]	5,043,126
Ireland - 1.6%
CRH	239,290		9,581,075
Japan - 21.3%
Advantest	87,300		6,847,517
Ebara	149,800		8,332,899
FANUC	60,700		10,674,606
M3	229,200		8,295,097
Pan Pacific International Holdings	643,200		10,316,074
Recruit Holdings	383,713		16,797,905
Sony Group	230,900		23,831,415
Sugi Holdings	136,700		6,764,805
TechnoPro Holdings	773,800		20,789,647
Topcon	670,500		8,517,634

6

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Japan - 21.3% (continued)
Toyota Industries	139,800		9,622,432
			130,790,031
Netherlands - 5.9%
ASML Holding	20,212		13,481,394
Koninklijke Ahold Delhaize	206,970		6,653,308
Universal Music Group	609,960		16,192,977
			36,327,679
Norway - 2.7%
Mowi	327,825		8,837,582
TOMRA Systems	149,225		7,605,790
			16,443,372
South Korea - 2.1%
Samsung SDI	25,856		12,616,294
Sweden - .9%
Swedbank, Cl. A	355,869		5,310,934
Switzerland - 11.0%
Alcon	122,989		9,715,284
Lonza Group	15,431		11,179,501
Novartis	153,933		13,500,149
Roche Holding	44,609		17,641,758
Zurich Insurance Group	31,888		15,721,696
			67,758,388
Taiwan - .9%
Taiwan Semiconductor Manufacturing, ADR	55,887		5,826,779
United Kingdom - 26.4%
Anglo American	380,602		19,630,112
Ashtead Group	66,391		4,185,164
Associated British Foods	353,105		7,668,526
AstraZeneca	120,865		16,028,054
BAE Systems	644,756		6,077,768
Barclays	7,884,235		15,315,995
Croda International	47,545		4,886,298
Diageo	303,906		15,360,384
Informa	928,949	[a]	7,290,621
Linde	33,197		10,697,435
Natwest Group	1,634,778		4,599,969
Prudential	672,418		9,932,809
RELX	421,521		13,122,503
Shell	825,249		22,647,938
St. James's Place	262,474		4,948,824
			162,392,400
Total Common Stocks (cost $438,557,800)			600,824,140

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.4%
Germany - 1.4%
Volkswagen (cost $13,200,112)	3.25	51,148		8,844,326
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $429,282)	0.31	429,282	[b]	429,282
Total Investments (cost $452,187,194)		99.2%		610,097,748
Cash and Receivables (Net)		.8%		4,992,931
Net Assets		100.0%		615,090,679

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.6
Commercial & Professional Services	11.4
Insurance	9.9
Materials	9.8
Capital Goods	7.3
Consumer Durables & Apparel	6.6
Semiconductors & Semiconductor Equipment	5.4
Food, Beverage & Tobacco	5.2
Banks	4.9
Media & Entertainment	3.8
Energy	3.7
Technology Hardware & Equipment	3.4
Health Care Equipment & Services	2.9
Retailing	2.6
Software & Services	2.5
Food & Staples Retailing	2.2
Household & Personal Products	1.8
Automobiles & Components	1.4
Transportation	.9
Diversified Financials	.8
Investment Companies	.1
99.2

† Based on net assets.

See notes to financial statements.

8

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	13,164	110,215,508	(109,799,390)	429,282	4,526
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	2,816,782	289,706	(3,106,488)	-	200	††
Total - .1%	2,829,946	110,505,214	(112,905,878)	429,282	4,726

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities
Australian Dollar	29,373,210	Japanese Yen	2,429,793,611	4/12/2022	2,019,744
State Street Bank and Trust Company
Australian Dollar	8,290,398	Swiss Franc	5,592,991	5/18/2022	144,002
Australian Dollar	8,282,725	Japanese Yen	702,869,625	4/12/2022	(287,877)
Japanese Yen	1,088,578,910	Australian Dollar	12,335,159	4/12/2022	424,020
Gross Unrealized Appreciation					2,587,766
Gross Unrealized Depreciation					(287,877)

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	451,757,912	609,668,466
Affiliated issuers	429,282	429,282
Cash denominated in foreign currency	133,296	134,480
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,587,766
Dividends receivable		2,289,362
Tax reclaim receivable—Note 1(b)		2,118,662
Receivable for shares of Beneficial Interest subscribed		125,204
Prepaid expenses		48,011
		617,401,233
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		416,217
Payable for investment securities purchased		1,002,625
Payable for shares of Beneficial Interest redeemed		530,354
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		287,877
Trustees’ fees and expenses payable		9,833
Other accrued expenses		63,648
		2,310,554
Net Assets ($)		615,090,679
Composition of Net Assets ($):
Paid-in capital		476,903,126
Total distributable earnings (loss)		138,187,553
Net Assets ($)		615,090,679

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	12,831,879	1,005,514	148,997,601	452,255,685
Shares Outstanding	565,472	45,124	6,617,055	20,184,881
Net Asset Value Per Share ($)	22.69	22.28	22.52	22.41

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $169,485 foreign taxes withheld at source):
Unaffiliated issuers	5,370,828
Affiliated issuers	4,526
Income from securities lending—Note 1(c)	200
Total Income	5,375,554
Expenses:
Management fee—Note 3(a)	2,534,475
Shareholder servicing costs—Note 3(c)	75,706
Custodian fees—Note 3(c)	69,092
Professional fees	51,723
Registration fees	33,617
Trustees’ fees and expenses—Note 3(d)	31,056
Prospectus and shareholders’ reports	9,115
Chief Compliance Officer fees—Note 3(c)	7,886
Distribution fees—Note 3(b)	4,451
Loan commitment fees—Note 2	1,111
Interest expense—Note 2	713
Miscellaneous	18,483
Total Expenses	2,837,428
Less—reduction in expenses due to undertaking—Note 3(a)	(51,579)
Net Expenses	2,785,849
Net Investment Income	2,589,705
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,445,044
Net realized gain (loss) on forward foreign currency exchange contracts	(123,621)
Net Realized Gain (Loss)	8,321,423
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(62,502,189)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,320,251
Net Change in Unrealized Appreciation (Depreciation)	(60,181,938)
Net Realized and Unrealized Gain (Loss) on Investments	(51,860,515)
Net (Decrease) in Net Assets Resulting from Operations	(49,270,810)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment income	2,589,705	8,471,672
Net realized gain (loss) on investments	8,321,423	59,655,175
Net change in unrealized appreciation (depreciation) on investments	(60,181,938)	76,808,355
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,270,810)	144,935,202
Distributions ($):
Distributions to shareholders:
Class A	(463,037)	(96,467)
Class C	(28,314)	(7,668)
Class I	(5,371,005)	(2,905,331)
Class Y	(17,109,647)	(8,112,047)
Total Distributions	(22,972,003)	(11,121,513)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	9,302,344	7,069,193
Class C	21,994	147,257
Class I	19,395,145	30,605,161
Class Y	18,563,671	46,761,422
Distributions reinvested:
Class A	457,203	95,167
Class C	27,428	7,668
Class I	5,130,777	2,831,297
Class Y	6,511,272	3,210,607
Cost of shares redeemed:
Class A	(4,770,419)	(5,509,485)
Class C	(230,467)	(456,878)
Class I	(27,009,337)	(77,369,611)
Class Y	(55,152,937)	(97,872,738)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(27,753,326)	(90,480,940)
Total Increase (Decrease) in Net Assets	(99,996,139)	43,332,749
Net Assets ($):
Beginning of Period	715,086,818	671,754,069
End of Period	615,090,679	715,086,818

12

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	371,717	281,277
Shares issued for distributions reinvested	18,570	4,002
Shares redeemed	(189,977)	(220,508)
Net Increase (Decrease) in Shares Outstanding	200,310	64,771
Class C
Shares sold	854	6,143
Shares issued for distributions reinvested	1,132	328
Shares redeemed	(9,521)	(18,822)
Net Increase (Decrease) in Shares Outstanding	(7,535)	(12,351)
Class Ia
Shares sold	811,789	1,238,950
Shares issued for distributions reinvested	210,192	120,174
Shares redeemed	(1,119,881)	(3,128,650)
Net Increase (Decrease) in Shares Outstanding	(97,900)	(1,769,526)
Class Ya
Shares sold	785,959	1,932,141
Shares issued for distributions reinvested	268,064	136,971
Shares redeemed	(2,237,324)	(4,093,105)
Net Increase (Decrease) in Shares Outstanding	(1,183,301)	(2,023,993)

[a]

During the period ended March 31, 2022, 194,567 Class Y shares representing $4,704,814 were exchanged for 193,600 Class I shares, 1,394 Class Y shares representing $34,602 were exchanged for 1,375 Class A shares and during the period ended September 30, 2021, 310,260 Class Y shares representing $7,667,023 were exchanged for 308,781 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.37	21.07	20.28	21.97	21.55	18.97
Investment Operations:
Net investment income[a]	.07	.23	.16	.33	.32	.19
Net realized and unrealized gain (loss) on investments	(1.95)	4.39	1.13	(1.66)	.34	2.57
Total from Investment Operations	(1.88)	4.62	1.29	(1.33)	.66	2.76
Distributions:
Dividends from net investment income	(.80)	(.32)	(.50)	(.36)	(.24)	(.18)
Net asset value, end of period	22.69	25.37	21.07	20.28	21.97	21.55
Total Return (%)[b]	(7.65)[c]	22.00	6.31	(5.89)	3.06	14.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.17	1.19	1.18	1.14	1.23
Ratio of net expenses to average net assets	1.07[d]	1.07	1.07	1.07	1.07	1.18
Ratio of net investment income to average net assets	.53[d]	.93	.78	1.66	1.45	.99
Portfolio Turnover Rate	24.41[c]	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	12,832	9,263	6,329	5,743	5,697	3,845

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.77	20.57	19.78	21.38	21.04	18.50
Investment Operations:
Net investment income (loss)[a]	(.03)	.03	.00[b]	.17	.15	.06
Net realized and unrealized gain (loss) on investments	(1.90)	4.29	1.10	(1.59)	.33	2.50
Total from Investment Operations	(1.93)	4.32	1.10	(1.42)	.48	2.56
Distributions:
Dividends from net investment income	(.56)	(.12)	(.31)	(.18)	(.14)	(.02)
Net asset value, end of period	22.28	24.77	20.57	19.78	21.38	21.04
Total Return (%)[c]	(7.99)[d]	21.11	5.47	(6.55)	2.27	13.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[e]	1.95	1.96	1.93	1.90	1.99
Ratio of net expenses to average net assets	1.82[e]	1.82	1.82	1.82	1.82	1.95
Ratio of net investment income to average net assets	(.28)[e]	.14	.00[f]	.89	.68	.32
Portfolio Turnover Rate	24.41[d]	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	1,006	1,304	1,337	1,696	2,217	1,784

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount represents less than .01%.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.18	20.90	20.12	21.79	21.38	18.85
Investment Operations:
Net investment income[a]	.09	.28	.20	.36	.42	.27
Net realized and unrealized gain (loss) on investments	(1.91)	4.36	1.13	(1.62)	.29	2.51
Total from Investment Operations	(1.82)	4.64	1.33	(1.26)	.71	2.78
Distributions:
Dividends from net investment income	(.84)	(.36)	(.55)	(.41)	(.30)	(.25)
Net asset value, end of period	22.52	25.18	20.90	20.12	21.79	21.38
Total Return (%)	(7.51)[b]	22.32	6.53	(5.62)	3.30	15.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.88	.88	.86	.87	.93
Ratio of net expenses to average net assets	.82[c]	.82	.82	.82	.82	.89
Ratio of net investment income to average net assets	.78[c]	1.14	1.02	1.84	1.97	1.42
Portfolio Turnover Rate	24.41[b]	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	148,998	169,071	177,360	214,538	292,092	112,714

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

	Six Month Ended
	March 31, 2022	Year Ended September 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.06	20.81	20.03	21.70	21.29	18.77
Investment Operations:
Net investment income[a]	.09	.28	.20	.37	.36	.27
Net realized and unrealized gain (loss) on investments	(1.90)	4.33	1.13	(1.63)	.35	2.51
Total from Investment Operations	(1.81)	4.61	1.33	(1.26)	.71	2.78
Distributions:
Dividends from net investment income	(.84)	(.36)	(.55)	(.41)	(.30)	(.26)
Net asset value, end of period	22.41	25.06	20.81	20.03	21.70	21.29
Total Return (%)	(7.50)[b]	22.29	6.58	(5.63)	3.33	15.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.82	.82	.80	.80	.86
Ratio of net expenses to average net assets	.82[c]	.82	.82	.80	.80	.86
Ratio of net investment income to average net assets	.77[c]	1.15	1.00	1.88	1.64	1.42
Portfolio Turnover Rate	24.41[b]	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	452,256	535,448	486,727	849,188	1,068,449	1,027,565

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

18

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

20

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	5,826,779	594,997,361	††	-	600,824,140
Equity Securities - Preferred Stocks	-	8,844,326	††	-	8,844,326
Investment Companies	429,282	-		-	429,282
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	2,587,766		-	2,587,766
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(287,877)		-	(287,877)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending

22

transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2022, BNY Mellon earned $27 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2022, BNY Mellon Diversified International Fund, an affiliate of the fund, held 3,911,264 Class Y shares representing approximately 14.3% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $6,971,931 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2021. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: ordinary income $11,121,513. The tax character of current year distributions will be determined at the end of the current fiscal year.

24

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2022 was approximately $136,813 with a related weighted average annualized interest rate of 1.05%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $51,579 during the period ended March 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Adviser pays the Sub-adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2022, Class C shares were charged $4,451 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2022, Class A and Class C shares were charged $18,076 and $1,484, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $3,434 for transfer agency services,

26

inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $69,092 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $384,127, Distribution Plan fees of $632, Shareholder Services Plan fees of $2,929, custodian fees of $33,000, Chief Compliance Officer fees of $3,918 and transfer agency fees of $1,149, which are offset against an expense reimbursement currently in effect in the amount of $9,538.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2022, amounted to $161,662,502 and $198,972,896, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2022 is discussed below.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

28

At March 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,587,766	(287,877)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,587,766	(287,877)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,587,766	(287,877)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
J.P. Morgan Securities	2,019,744		-	(2,019,744)		-
State Street Bank and Trust Company	568,022		(287,877)	-		280,145
Total	2,587,766		(287,877)	(2,019,744)		280,145

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
State Street Bank and Trust Company	(287,877)		287,877	-		-
Total	(287,877)		287,877	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2022:

Average Market Value ($)
Forward contracts	19,832,103

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2022, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $160,210,443, consisting of $172,010,224 gross unrealized appreciation and $11,799,781 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international multi-cap growth funds selected by Broadridge as

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one-year period when it was at the median, and below the Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board discussed with representatives of the Adviser and the Sub-adviser the reasons for the fund’s underperformance verses the Performance Group and Performance Universe during certain periods under review.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees,

32

shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements through until the fourth quarter 2022 Board meeting when the Board would consider the renewal of the Agreements for the remainder of their term.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon

34

funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through until the fourth quarter 2022 Board meeting.

35

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36

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37

For More Information

BNY Mellon International Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6916SA0322

BNY Mellon Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through March 31, 2022, as provided by John R. Porter, Todd Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon Small Cap Growth Fund’s (the “fund”) Class I shares produced a total return of −12.36%, and Class Y shares returned −12.37%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of −12.62% for the same period.2

Small-cap growth stocks lost ground during the period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund outperformed the Index, mainly due to relatively strong returns in the health care, consumer discretionary and energy sectors.

Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Slump Under Economic and Geopolitical Pressure

Stock-market indices experienced a robust start to the review period as improving sentiment lifted economically sensitive sectors, while a stabilization of longer-dated bond yields lent support to growth stocks. However, this upward trajectory was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the forefront. Shortly afterward, the picture for international equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program.

2

Although risk assets largely recovered these losses in December, the start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, equity markets weakened in January, then plunged in early February as Russia invaded Ukraine. Despite a market bounce in the final two weeks of the period, most sectors ended the period in negative territory, with the notable exception of energy, where stocks were buoyed by soaring oil and gas prices driven by tight supply/demand conditions exacerbated by the war in Ukraine. Small-cap stocks generally underperformed their large-cap counterparts in this environment of uncertainty, and growth-oriented stocks underperformed value-oriented issues.

Health Care, Consumer Discretionary and Energy Positions Bolster Returns

The fund’s relative performance benefited strong individual stock selection in the health care sector. Among equipment & supply providers, shares in iRhythm Technologies rose sharply after the company successfully resolved a pricing reimbursement issue with Medicare. Returns were further bolstered by gains in several biotechnology holdings—including Xenon Pharmaceuticals and Arena Pharmaceuticals—benefiting from well-received, new drug launches. In the consumer discretionary sector, shares in well-run franchises such as fitness center operator Planet Fitness and coffee shop chain Dutch Bros appreciated as the pandemic waned, and customers returned. The fund’s relative performance also benefited from an overweight allocation to the energy sector, as well as good, individual stock selections, including oilfield equipment & services provider Cactus and exploration & production company EQT.

Conversely, the fund’s information technology holdings detracted most significantly from performance relative to the Index. Shares in fast-growing IT services providers, such as Twilio, lost significant ground at a time when rising interest rates and concerns about economic growth prompted investors to favor value-oriented securities. In software, Everbridge stock declined on disappointing earnings and an uncertain, near-term outlook, while HubSpot slid in concert with other growth-oriented issues. Among industrials, shares in digital textile-printing company Kornit Digital slid lower in response to an earnings shortfall and near-term margin concerns, although the company’s revenue growth remained strong and long-term prospects appeared intact.

Seeking Opportunities in a Challenging Environment

With the market’s focus having initially moved away from the pandemic at the start of the year toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies given the backdrop of higher inflation, will be important for valuations. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability creating an uncertain investment backdrop.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the face of these uncertainties, we continue to maintain the fund’s emphasis on innovative companies positioned to continue growing despite a challenging economic backdrop. Recent pullbacks in growth-oriented shares present buying opportunities as the fund seeks to take advantage of short-term market dislocations. As of the end of the period, the fund holds relatively overweight exposure to health care, primarily in the biotechnology subsector, as well as energy and industrials. Conversely, the fund holds underweight exposure to the consumer discretionary sector, in light of softening consumer sentiment, and to a lesser degree, information technology.

April 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class I	Class Y
Expenses paid per $1,000†	$4.68	$4.68
Ending value (after expenses)	$876.40	$876.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class I	Class Y
Expenses paid per $1,000†	$5.04	$5.04
Ending value (after expenses)	$1,019.95	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 92.8%
Capital Goods - 12.8%
AerCap Holdings	2,779	[a]	139,728
APi Group	10,203	[a]	214,569
Armstrong World Industries	3,070		276,331
Array Technologies	10,617	[a,b]	119,654
Astra Space	3,392	[a,b]	13,093
Construction Partners, Cl. A	18,754	[a]	490,980
Curtiss-Wright	1,474		221,336
Energy Recovery	14,609	[a]	294,225
Fluor	7,605	[a]	218,187
Kornit Digital	4,023	[a]	332,662
Mercury Systems	6,287	[a]	405,197
Ribbit LEAP	1,199	[a]	11,930
SiteOne Landscape Supply	1,336	[a]	216,018
The AZEK Company	3,722	[a]	92,455
			3,046,365
Commercial & Professional Services - 2.5%
CACI International, Cl. A	1,579	[a]	475,690
Li-Cycle Holdings	13,156	[a,b]	111,168
			586,858
Consumer Durables & Apparel - 2.0%
Callaway Golf	5,555	[a]	130,098
Peloton Interactive, Cl. A	12,601	[a]	332,918
			463,016
Consumer Services - 5.2%
European Wax Center, Cl. A	8,491	[a,b]	250,994
Membership Collective Group, Cl. A	19,395	[a,b]	150,505
Planet Fitness, Cl. A	9,931	[a]	838,971
			1,240,470
Diversified Financials - .3%
MarketWise	14,046	[a,b]	66,297
Energy - 5.5%
Cactus, Cl. A	12,307		698,299
EQT	17,440		600,110
			1,298,409
Food & Staples Retailing - 2.7%
Grocery Outlet Holding	19,612	[a]	642,881
Food, Beverage & Tobacco - 1.8%
Freshpet	4,166	[a]	427,598
Health Care Equipment & Services - 12.5%
1Life Healthcare	31,204	[a]	345,740
AtriCure	3,269	[a]	214,675

6

Description	Shares		Value ($)
Common Stocks - 92.8% (continued)
Health Care Equipment & Services - 12.5% (continued)
Evolent Health, Cl. A	10,975	[a,b]	354,493
Health Catalyst	5,128	[a,b]	133,995
Inspire Medical Systems	521	[a]	133,736
iRhythm Technologies	4,247	[a]	668,775
Nevro	1,196	[a]	86,507
Outset Medical	5,426	[a,b]	246,340
Privia Health Group	17,619	[a,b]	470,956
Teladoc Health	1,487	[a,b]	107,257
TransMedics Group	7,278	[a]	196,069
			2,958,543
Household & Personal Products - 1.8%
Inter Parfums	4,890		430,565
Insurance - 1.4%
BRP Group, Cl. A	7,497	[a]	201,145
Palomar Holdings	2,191	[a]	140,202
			341,347
Materials - 1.3%
Constellium	16,909	[a]	304,362
Media & Entertainment - 1.8%
Cardlytics	1,655	[a,b]	90,992
Eventbrite, Cl. A	15,823	[a,b]	233,706
Manchester United, Cl. A	7,902	[b]	114,342
			439,040
Pharmaceuticals Biotechnology & Life Sciences - 17.0%
10X Genomics, CI. A	1,491	[a,b]	113,420
Adaptive Biotechnologies	2,560	[a]	35,533
Ascendis Pharma, ADR	1,107	[a,b]	129,918
Beam Therapeutics	2,018	[a,b]	115,631
Biohaven Pharmaceutical Holding	3,925	[a]	465,387
CareDx	2,595	[a]	95,989
Cerevel Therapeutics Holdings	12,232	[a]	428,242
Crinetics Pharmaceuticals	9,014	[a]	197,857
Denali Therapeutics	4,180	[a]	134,471
Edgewise Therapeutics	6,199	[a,b]	60,130
Iovance Biotherapeutics	6,313	[a]	105,111
Karuna Therapeutics	936	[a]	118,675
Kymera Therapeutics	3,224	[a]	136,440
MeiraGTx Holdings	3,772	[a]	52,242
NanoString Technologies	4,956	[a]	172,221
Natera	3,901	[a]	158,693
Pacific Biosciences of California	5,232	[a]	47,611
PTC Therapeutics	5,252	[a]	195,952
Quanterix	6,967	[a]	203,367

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 17.0% (continued)
Sarepta Therapeutics	4,104	[a]	320,604
Twist Bioscience	4,142	[a,b]	204,532
Ultragenyx Pharmaceutical	1,821	[a]	132,241
uniQure	3,542	[a,b]	64,004
Xenon Pharmaceuticals	11,232	[a]	343,362
			4,031,633
Real Estate - 1.3%
Physicians Realty Trust	7,231	[c]	126,832
Redfin	9,785	[a,b]	176,521
			303,353
Retailing - 2.5%
National Vision Holdings	9,312	[a,b]	405,724
Ollie's Bargain Outlet Holdings	4,340	[a]	186,446
			592,170
Semiconductors & Semiconductor Equipment - 3.5%
Power Integrations	3,811		353,204
Semtech	5,987	[a]	415,139
SkyWater Technology	5,239	[a,b]	56,738
			825,081
Software & Services - 12.5%
AvidXchange Holdings	16,978	[a]	136,673
ChannelAdvisor	7,394	[a]	122,519
Everbridge	2,890	[a]	126,120
Flywire	857	[a]	26,207
HubSpot	1,294	[a]	614,572
nCino	2,274	[a]	93,189
Rapid7	6,968	[a]	775,120
Shift4 Payments, Cl. A	5,002	[a]	309,774
Twilio, Cl. A	2,280	[a]	375,767
Zendesk	3,314	[a]	398,641
			2,978,582
Technology Hardware & Equipment - 3.9%
Calix	9,409	[a]	403,740
Lumentum Holdings	3,341	[a]	326,082
NETGEAR	3,187	[a]	78,655
nLight	7,205	[a]	124,935
			933,412
Telecommunication Services - .5%
Bandwidth, Cl. A	3,996	[a]	129,430
Total Common Stocks (cost $19,906,658)			22,039,412

8

Description		Shares		Value ($)
Private Equity - .7%
Diversified Financials - .4%
Fundbox		6,555	[d]	92,426
Real Estate - .3%
Roofstock		2,188	[d]	67,150
Total Private Equity (cost $156,939)				159,576
	1-Day Yield (%)
Investment Companies - 6.5%
Registered Investment Companies - 6.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,539,218)	0.31	1,539,218	[e]	1,539,218

Investment of Cash Collateral for Securities Loaned - 5.7%
Registered Investment Companies - 5.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,365,355)	0.31	1,365,355	[e]	1,365,355
Total Investments (cost $22,968,170)		105.7%		25,103,561
Liabilities, Less Cash and Receivables		(5.7%)		(1,348,975)
Net Assets		100.0%		23,754,586

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2022, the value of the fund’s securities on loan was $3,336,174 and the value of the collateral was $3,504,427, consisting of cash collateral of $1,365,355 and U.S. Government & Agency securities valued at $2,139,072. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at March 31, 2022. These securities were valued at $159,576 or .67% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Health Care	29.4
Information Technology	19.9
Industrials	15.2
Investment Companies	12.2
Consumer Discretionary	9.7
Consumer Staples	6.3
Energy	5.5
Communication Services	2.4
Financials	2.1
Real Estate	1.6
Materials	1.3
Diversified	.1
105.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 6.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.5%	1,185,436	6,404,345	(6,050,563)	1,539,218	730
Investment of Cash Collateral for Securities Loaned - 5.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 5.7%	1,525,992	6,959,923	(7,120,560)	1,365,355	18,703	††
Total - 12.2%	2,711,428	13,364,268	(13,171,123)	2,904,573	19,433

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,336,174)—Note 1(c):
Unaffiliated issuers	20,063,597	22,198,988
Affiliated issuers	2,904,573	2,904,573
Receivable for investment securities sold		103,856
Receivable for shares of Beneficial Interest subscribed		21,259
Dividends and securities lending income receivable		3,965
Prepaid expenses		22,362
		25,255,003
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,221
Liability for securities on loan—Note 1(c)		1,365,355
Payable for investment securities purchased		85,591
Payable for shares of Beneficial Interest redeemed		2,043
Trustees’ fees and expenses payable		267
Other accrued expenses		45,940
		1,500,417
Net Assets ($)		23,754,586
Composition of Net Assets ($):
Paid-in capital		22,823,073
Total distributable earnings (loss)		931,513
Net Assets ($)		23,754,586

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	23,731,918	22,668
Shares Outstanding	617,572	588.15
Net Asset Value Per Share ($)	38.43	38.54

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $50 foreign taxes withheld at source):
Unaffiliated issuers	22,363
Affiliated issuers	730
Income from securities lending—Note 1(c)	18,703
Total Income	41,796
Expenses:
Investment advisory fee—Note 3(a)	116,212
Professional fees	48,281
Registration fees	21,321
Shareholder servicing costs—Note 3(b)	17,860
Administration fee—Note 3(a)	8,716
Chief Compliance Officer fees—Note 3(b)	7,886
Prospectus and shareholders’ reports	7,249
Custodian fees—Note 3(b)	1,598
Trustees’ fees and expenses—Note 3(c)	1,429
Loan commitment fees—Note 2	346
Miscellaneous	8,262
Total Expenses	239,160
Less—reduction in expenses due to undertaking—Note 3(a)	(93,549)
Net Expenses	145,611
Net Investment (Loss)	(103,815)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,370,075
Net change in unrealized appreciation (depreciation) on investments	(4,278,056)
Net Realized and Unrealized Gain (Loss) on Investments	(2,907,981)
Net (Decrease) in Net Assets Resulting from Operations	(3,011,796)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment (loss)	(103,815)	(243,950)
Net realized gain (loss) on investments	1,370,075	2,109,327
Net change in unrealized appreciation (depreciation) on investments	(4,278,056)	903,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,011,796)	2,768,851
Distributions ($):
Distributions to shareholders:
Class I	(4,074,753)	(971,604)
Class Y	(11,181)	(3,457)
Total Distributions	(4,085,934)	(975,061)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	5,073,635	46,335,319
Class Y	132	9,754
Distributions reinvested:
Class I	4,007,820	949,631
Class Y	1,370	380
Cost of shares redeemed:
Class I	(24,294,694)	(20,148,420)
Class Y	(36,045)	(4,090)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(15,247,782)	27,142,574
Total Increase (Decrease) in Net Assets	(22,345,512)	28,936,364
Net Assets ($):
Beginning of Period	46,100,098	17,163,734
End of Period	23,754,586	46,100,098
Capital Share Transactions (Shares):
Class I
Shares sold	115,057	883,221
Shares issued for distributions reinvested	94,146	19,792
Shares redeemed	(494,322)	(393,689)
Net Increase (Decrease) in Shares Outstanding	(285,119)	509,324
Class Y
Shares sold	3	191
Shares issued for distributions reinvested	32	8
Shares redeemed	(1,062)	(80)
Net Increase (Decrease) in Shares Outstanding	(1,027)	119

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	March 31, 2022	Year Ended September 30,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	50.98	43.47	28.46	35.83	31.65	30.32
Investment Operations:
Net investment (loss)[a]	(.16)	(.35)	(.28)	(.20)	(.19)	(.07)
Net realized and unrealized gain (loss) on investments	(5.47)	10.03	15.29	(2.91)	8.54	5.52
Total from Investment Operations	(5.63)	9.68	15.01	(3.11)	8.35	5.45
Distributions:
Dividends from net realized gain on investments	(6.92)	(2.17)	-	(4.26)	(4.17)	(4.12)
Net asset value, end of period	38.43	50.98	43.47	28.46	35.83	31.65
Total Return (%)	(12.36)[b]	22.58	52.74	(7.64)	30.01	19.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65[c]	1.57	2.65	3.47	3.51	3.08
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.71)[c]	(.68)	(.79)	(.66)	(.58)	(.23)
Portfolio Turnover Rate	13.63[b]	33.01	74.21	90.11	87.65	125.73
Net Assets, end of period ($ x 1,000)	23,732	46,018	17,099	7,014	7,051	5,377

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

Six Months Ended
Class Y Shares	March 31, 2022	Year Ended September 30,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	51.11	43.58	28.54	35.89	31.70	30.35
Investment Operations:
Net investment (loss)[a]	(.17)	(.36)	(.27)	(.19)	(.20)	(.21)
Net realized and unrealized gain (loss) on investments	(5.48)	10.06	15.31	(2.90)	8.56	5.68
Total from Investment Operations	(5.65)	9.70	15.04	(3.09)	8.36	5.47
Distributions:
Dividends from net realized gain on investments	(6.92)	(2.17)	-	(4.26)	(4.17)	(4.12)
Net asset value, end of period	38.54	51.11	43.58	28.54	35.89	31.70
Total Return (%)	(12.37)[b]	22.57	52.70	(7.57)	30.00	19.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69[c]	1.48	2.64	3.45	3.27	3.18
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.72)[c]	(.68)	(.77)	(.59)	(.59)	(.69)
Portfolio Turnover Rate	13.63[b]	33.01	74.21	90.11	87.65	125.73
Net Assets, end of period ($ x 1,000)	23	83	65	55	743	1,541

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

16

releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

18

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	22,039,412	-	-	22,039,412
Equity Securities - Private Equity	-	-	159,576	159,576
Investment Companies	2,904,573	-	-	2,904,573

† See Statement of Investments for additional detailed categorizations, if any.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 9/30/2021	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	2,637
Purchases/Issuances	156,939
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 3/31/2022†	159,576
The amount of total realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2022	2,637

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of March 31, 2022. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Issuer Name- Asset Category	Value ($)	Valuation Technologies/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity:
Fundbox	92,426	Enterprise Value	Enterprise Value Price	11.28-16.92	14.10
Roofstock	67,150	Enterprise Value	Enterprise Value Price	24.55-36.83	30.69

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

20

taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2022, BNY Mellon earned $2,548 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

22

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: ordinary income $95,010 and long-term capital gains $880,051. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $93,549 during the period ended March 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Adviser pays the Sub-adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $8,716 during the period ended March 31, 2022.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $1,089 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined

24

based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $1,598 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $15,740, administration fees of $1,181, custodian fees of $2,400, Chief Compliance Officer fees of $3,918 and transfer agency fees of $335, which are offset against an expense reimbursement currently in effect in the amount of $22,353.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2022, amounted to $3,853,023 and $23,721,705, respectively.

At March 31, 2022, accumulated net unrealized appreciation on investments was $2,135,391, consisting of $4,142,981 gross unrealized appreciation and $2,007,590 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

26

group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the one-year period when it was below both the Performance Group and the Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for each of the three-, five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund so that the direct expenses of neither class (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a

28

manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s long-term performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

29

For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6941SA0322

BNY Mellon Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021 through March 31, 2022, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA, and Andrew Leger, Portfolio Managers of Newton Investment Management North America LLC , Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon Small Cap Value Fund’s (the “fund”) Class A shares produced a total return of 7.02%, Class C shares returned 6.62%, Class I shares returned 7.21% and Class Y shares returned 7.25%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of 1.85% for the same period.2

Small-cap value stocks gained ground during the period, supported by a shift in investor sentiment from growth toward value in the face of inflationary pressures and rising, long-term interest rates. The fund outperformed the Index, due primarily to relatively strong performance in the health care, financials, materials, energy and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Value Stocks Gain Despite a Challenging Environment

Stock-market indices experienced a robust start to the review period as improving sentiment lifted economically sensitive sectors, while a stabilization of longer-dated bond yields lent support to growth stocks. However, this upward trajectory was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for international equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program.

Although risk assets largely recovered these losses in December, the start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, equity markets weakened in January, then plunged in

2

early February as Russia invaded its neighbor. Despite a market bounce in the final two weeks of the period, most sectors ended the period in negative territory, with the notable exception of energy, where stocks were buoyed by soaring oil and gas prices driven by tight supply/demand conditions exacerbated by the war in Ukraine. Value-oriented stocks also bucked the broadly negative trend, producing modest gains as opposed to the losses incurred by most growth-oriented shares. By way of comparison, while the Russell 2000® Value Index, rose by 1.82% during the period, its growth-oriented counterpart, the Russell 2000® Growth Index fell by −12.62%. Small-cap stocks generally underperformed their large-cap counterparts in this environment of uncertainty.

Several Sectors Contribute Positively to Fund Outperformance

The fund produced its best performance relative to the Index in health care, largely due to underweight exposure to the lagging biotechnology subsector. Health care returns also benefited from holdings in two companies, equipment & services provider Apria and health care provider LHC Group, that were acquired at premiums to their previous stock prices. In financials, underweight exposure to mortgage real estate investment trusts (REITs) and consumer finance companies bolstered relative returns, as did holdings in banking and cryptocurrency services provider, Silvergate Capital. In the materials sector, shares in metals & mining companies rose as commodity prices sharply increased, with precious metals holdings shining late in the period. Top performers included rare earth miner MP Materials, specialty metal fabricator Carpenter Technology and advanced engineered materials producer Materion. In the high-flying energy sector, although holding underweight exposure to the Index at the start of the period, the fund succeeded in outperforming by adding positions in carefully selected names leveraged to rising natural gas prices, including exploration and production companies EQT and CNX Resources. Finally, in the consumer discretionary sector, shares in education and learning company Houghton Mifflin Harcourt rose on a merger & acquisition, while Bed Bath & Beyond stock was driven higher by a shareholder-driven short squeeze toward the end of the period.

Few sectors detracted materially from the fund’s relative performance. In consumer staples, a small number of holdings—including Fresh Del Monte Produce and The Chefs’ Warehouse—underperformed due to supply-chain disruptions and rising costs. Among industrials, regional airline SkyWest was hurt by a pilot shortage that prevented the company from keeping pace with rising demand, while a few other holdings undermined returns as well. However, those negatives were largely offset by strong returns from other industrial holdings, including engineering and construction firms Fluor and KBR.

During the period, the fund increased its exposure to the energy and health care sectors, and trimmed exposure to financials and consumer discretionary.

Seeking Opportunities in a Challenging Environment

With the market’s focus having initially moved away from the pandemic at the start of the year toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies, given the backdrop of higher inflation, will be important for valuations. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability creating an uncertain investment backdrop.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the face of these open questions, we continue to maintain the fund’s emphasis on high-quality companies with well-funded balance sheets that are well positioned to deliver strong financial results despite economic volatility. As of the end of the period, the fund holds its largest overweight positions in industrials and information technology, although give current conditions, we are considering reducing exposure to the latter. Conversely, the fund holds its most significantly underweight exposures to health care—almost entirely due to its underweight position in biotechnology—and real estate.

April 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.97	$11.23	$5.37	$5.12
Ending value (after expenses)	$1,070.20	$1,066.20	$1,072.10	$1,072.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.79	$10.95	$5.24	$4.99
Ending value (after expenses)	$1,018.20	$1,014.06	$1,019.75	$1,020.00
†

Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.18% for Class C, 1.04% for Class I and .99% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Banks - 16.2%
Banner	35,084		2,053,466
Capstar Financial Holdings	1,437		30,292
Central Pacific Financial	62,416		1,741,406
Columbia Banking System	70,170		2,264,386
CVB Financial	61,277		1,422,239
Essent Group	62,225		2,564,292
First Bancorp	28,017		1,170,270
First Hawaiian	42,657		1,189,704
First Interstate BancSystem, Cl. A	61,012		2,243,411
Heritage Commerce	136,570		1,536,412
Heritage Financial	39,316		985,259
National Bank Holdings, Cl. A	25,214		1,015,620
Seacoast Banking Corp. of Florida	61,624		2,158,072
Silvergate Capital, Cl. A	17,810	[a]	2,681,652
SouthState	10,554		861,101
Texas Capital Bancshares	20,001	[a]	1,146,257
UMB Financial	19,017		1,847,692
United Community Bank	70,022		2,436,766
Webster Financial	59,363		3,331,452
			32,679,749
Capital Goods - 14.6%
Aerojet Rocketdyne Holdings	38,392	[a]	1,510,725
BWX Technologies	27,460		1,478,996
Colfax	10,605	[a]	421,973
Dycom Industries	25,134	[a]	2,394,265
EMCOR Group	15,778		1,777,076
EnerSys	24,440		1,822,491
Fluor	131,615	[a]	3,776,034
GrafTech International	207,284		1,994,072
Granite Construction	60,433	[b]	1,982,202
Hyster-Yale Materials Handling	3,620		120,220
Matrix Service	135,287	[a]	1,112,059
Mercury Systems	26,469	[a]	1,705,927
MSC Industrial Direct, Cl. A	24,709		2,105,454
Spirit AeroSystems Holdings, Cl. A	66,775		3,264,630
The Gorman-Rupp Company	20,284		727,790
The Greenbrier Companies	23,369		1,203,737
Titan Machinery	21,796	[a]	615,955
Wabash National	94,870		1,407,871
			29,421,477

6

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Commercial & Professional Services - 3.9%
Huron Consulting Group	27,235	[a]	1,247,635
KBR	96,485		5,280,624
Korn Ferry	21,804		1,415,952
			7,944,211
Consumer Durables & Apparel - 3.3%
Capri Holdings	46,610	[a]	2,395,288
GoPro, Cl. A	95,603	[a]	815,494
Helen of Troy	5,497	[a]	1,076,532
Meritage Homes	24,534	[a]	1,943,829
Oxford Industries	2,249		203,534
Skechers USA, CI. A	5,019	[a]	204,574
			6,639,251
Diversified Financials - 3.6%
Cohen & Steers	12,265		1,053,441
Federated Hermes	88,854	[b]	3,026,367
LPL Financial Holdings	10,673		1,949,744
PROG Holdings	6,688	[a]	192,414
WisdomTree Investments	181,531		1,065,587
			7,287,553
Energy - 9.7%
ChampionX	41,050		1,004,904
Chesapeake Energy	38,362	[b]	3,337,494
CNX Resources	122,811	[a,b]	2,544,644
Comstock Resources	260,733	[a]	3,402,566
EQT	101,977		3,509,029
Helix Energy Solutions Group	466,637	[a]	2,230,525
Liberty Oilfield Services, Cl. A	50,057	[a]	741,845
Viper Energy Partners	95,423		2,821,658
			19,592,665
Food & Staples Retailing - .7%
The Chefs' Warehouse	42,346	[a]	1,380,480
Food, Beverage & Tobacco - .8%
Fresh Del Monte Produce	58,591		1,518,093
Health Care Equipment & Services - 5.7%
Acadia Healthcare	47,580	[a]	3,117,917
Encompass Health	24,937		1,773,270
Evolent Health, Cl. A	86,499	[a,b]	2,793,918
LHC Group	7,150	[a]	1,205,490
ModivCare	8,209	[a]	947,236
NuVasive	29,097	[a]	1,649,800
			11,487,631
Insurance - 1.0%
Selective Insurance Group	23,200		2,073,152

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Materials - 6.1%
Alamos Gold, Cl. A	187,889		1,582,025
Carpenter Technology	62,558		2,626,185
Hecla Mining	243,781		1,601,641
Largo	65,194	[a,b]	827,964
Materion	18,238		1,563,726
MP Materials	17,788	[a,b]	1,019,964
Schnitzer Steel Industries, Cl. A	22,173		1,151,666
Tronox Holdings, Cl. A	98,361		1,946,564
			12,319,735
Media & Entertainment - 4.7%
Genius Sports	30,990	[a]	142,554
Gray Television	88,277		1,948,273
John Wiley & Sons, Cl. A	28,126		1,491,522
Lions Gate Entertainment, Cl. A	96,356	[a]	1,565,785
Lions Gate Entertainment, Cl. B	103,170	[a]	1,550,645
Magnite	30,352	[a]	400,950
TEGNA	62,669		1,403,786
Ziff Davis	10,351	[a]	1,001,770
			9,505,285
Real Estate - 8.6%
Agree Realty	28,306	[c]	1,878,386
Douglas Elliman	98,855		721,641
EPR Properties	21,231	[c]	1,161,548
Equity Commonwealth	36,904	[a,c]	1,041,062
Highwoods Properties	22,443	[c]	1,026,543
Newmark Group, Cl. A	77,782		1,238,289
Pebblebrook Hotel Trust	115,622	[c]	2,830,427
Physicians Realty Trust	127,341	[c]	2,233,561
Potlatchdeltic	31,240	[c]	1,647,285
Rayonier	37,282	[c]	1,533,036
Retail Opportunity Investments	40,524	[c]	785,760
STAG Industrial	30,093	[c]	1,244,346
			17,341,884
Retailing - 2.6%
Bed Bath & Beyond	42,652	[a,b]	960,950
Designer Brands, Cl. A	66,651	[a]	900,455
Funko, Cl. A	65,412	[a]	1,128,357
Ollie's Bargain Outlet Holdings	16,785	[a]	721,084
Urban Outfitters	57,172	[a]	1,435,589
			5,146,435
Semiconductors & Semiconductor Equipment - 1.6%
Diodes	21,506	[a]	1,870,807

8

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
Semiconductors & Semiconductor Equipment - 1.6% (continued)
MaxLinear		21,387	[a]	1,247,931
				3,118,738
Software & Services - 6.0%
A10 Networks		99,389		1,386,476
Cognyte Software		64,635	[a]	731,022
CSG Systems International		35,215		2,238,617
Limelight Networks		131,482	[a]	686,336
Progress Software		48,992		2,307,033
Verint Systems		30,415	[a]	1,572,455
WM Technology		148,366	[a,b]	1,160,222
Zuora, Cl. A		137,936	[a]	2,066,281
				12,148,442
Technology Hardware & Equipment - 2.3%
ADTRAN		65,528		1,208,992
Belden		9,064		502,146
Extreme Networks		120,893	[a]	1,476,103
Lumentum Holdings		7,452	[a]	727,315
NETGEAR		32,876	[a]	811,380
				4,725,936
Transportation - .1%
SkyWest		7,209	[a]	207,980
Utilities - 6.0%
Avista		42,873		1,935,716
Chesapeake Utilities		13,542		1,865,546
NorthWestern		31,987	[b]	1,934,894
PNM Resources		32,504		1,549,466
Portland General Electric		42,629		2,350,989
Southwest Gas Holdings		30,599		2,395,596
				12,032,207
Total Common Stocks (cost $151,138,386)				196,570,904

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 Value ETF (cost $945,256)		6,034		973,888
	1-Day Yield (%)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,635,305)	0.31	3,635,305	[d]	3,635,305

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $4,424,122)	0.31	4,424,122	[d]	4,424,122
Total Investments (cost $160,143,069)		102.0%		205,604,219
Liabilities, Less Cash and Receivables		(2.0%)		(3,933,565)
Net Assets		100.0%		201,670,654

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2022, the value of the fund’s securities on loan was $14,268,475 and the value of the collateral was $14,514,973, consisting of cash collateral of $4,424,122 and U.S. Government & Agency securities valued at $10,090,851. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	20.9
Industrials	18.6
Information Technology	9.9
Energy	9.7
Real Estate	8.6
Materials	6.1
Utilities	6.0
Consumer Discretionary	5.9
Health Care	5.7
Communication Services	4.7
Investment Companies	4.5
Consumer Staples	1.4
102.0

† Based on net assets.

See notes to financial statements.

10

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.8%	1,489,390	32,310,595	(30,164,680)	3,635,305	1,537
Investment of Cash Collateral for Securities Loaned - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.2%	2,614,078	21,206,942	(19,396,898)	4,424,122	10,406	††
Total - 4.0%	4,103,468	53,517,537	(49,561,578)	8,059,427	11,943

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,268,475)—Note 1(c):
Unaffiliated issuers	152,083,642	197,544,792
Affiliated issuers	8,059,427	8,059,427
Receivable for shares of Beneficial Interest subscribed		661,560
Dividends and securities lending income receivable		160,453
Receivable for investment securities sold		22,959
Tax reclaim receivable—Note 1(b)		1,114
Prepaid expenses		33,106
		206,483,411
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		160,395
Liability for securities on loan—Note 1(c)		4,424,122
Payable for investment securities purchased		120,778
Payable for shares of Beneficial Interest redeemed		52,848
Trustees’ fees and expenses payable		1,133
Other accrued expenses		53,481
		4,812,757
Net Assets ($)		201,670,654
Composition of Net Assets ($):
Paid-in capital		146,358,712
Total distributable earnings (loss)		55,311,942
Net Assets ($)		201,670,654

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	26,612,778	1,056,345	123,394,899	50,606,632
Shares Outstanding	1,147,402	47,656	5,276,665	2,147,495
Net Asset Value Per Share ($)	23.19	22.17	23.39	23.57

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,692 foreign taxes withheld at source):
Unaffiliated issuers	1,692,374
Affiliated issuers	1,537
Income from securities lending—Note 1(c)	10,406
Total Income	1,704,317
Expenses:
Investment advisory fee—Note 3(a)	788,055
Shareholder servicing costs—Note 3(c)	76,892
Administration fee—Note 3(a)	59,104
Professional fees	53,930
Registration fees	33,129
Prospectus and shareholders’ reports	9,519
Trustees’ fees and expenses—Note 3(d)	9,159
Chief Compliance Officer fees—Note 3(c)	7,886
Distribution fees—Note 3(b)	3,898
Custodian fees—Note 3(c)	2,800
Loan commitment fees—Note 2	1,263
Interest expense—Note 2	218
Miscellaneous	11,677
Total Expenses	1,057,530
Net Investment Income	646,787
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,035,797
Net change in unrealized appreciation (depreciation) on investments	644,283
Net Realized and Unrealized Gain (Loss) on Investments	12,680,080
Net Increase in Net Assets Resulting from Operations	13,326,867

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment income	646,787	953,238
Net realized gain (loss) on investments	12,035,797	33,089,313
Net change in unrealized appreciation (depreciation) on investments	644,283	45,594,697
Net Increase (Decrease) in Net Assets Resulting from Operations	13,326,867	79,637,248
Distributions ($):
Distributions to shareholders:
Class A	(3,055,774)	(114,484)
Class C	(123,731)	-
Class I	(13,888,818)	(889,463)
Class Y	(5,665,251)	(326,361)
Total Distributions	(22,733,574)	(1,330,308)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	152,338	1,654,946
Class C	34,364	144,152
Class I	13,342,596	16,394,065
Class Y	2,557,057	6,673,946
Distributions reinvested:
Class A	2,923,634	109,265
Class C	123,730	-
Class I	13,070,731	840,147
Class Y	5,663,949	326,286
Cost of shares redeemed:
Class A	(1,286,337)	(4,166,076)
Class C	(52,364)	(554,328)
Class I	(13,215,935)	(41,296,107)
Class Y	(3,910,608)	(8,094,897)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	19,403,155	(27,968,601)
Total Increase (Decrease) in Net Assets	9,996,448	50,338,339
Net Assets ($):
Beginning of Period	191,674,206	141,335,867
End of Period	201,670,654	191,674,206

14

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	6,320	68,710
Shares issued for distributions reinvested	135,228	5,356
Shares redeemed	(55,114)	(192,761)
Net Increase (Decrease) in Shares Outstanding	86,434	(118,695)
Class Ca
Shares sold	1,372	5,841
Shares issued for distributions reinvested	5,975	-
Shares redeemed	(2,257)	(26,263)
Net Increase (Decrease) in Shares Outstanding	5,090	(20,422)
Class I
Shares sold	576,516	696,292
Shares issued for distributions reinvested	600,125	40,983
Shares redeemed	(583,264)	(1,789,779)
Net Increase (Decrease) in Shares Outstanding	593,377	(1,052,504)
Class Y
Shares sold	107,015	275,973
Shares issued for distributions reinvested	258,156	15,808
Shares redeemed	(162,765)	(370,892)
Net Increase (Decrease) in Shares Outstanding	202,406	(79,111)

[a]	During the period ended September 30, 2021, 4,656 Class C shares representing $112,830 were automatically converted to 4,506 Class A shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.59	15.58	20.11	24.49	25.18	23.19
Investment Operations:
Net investment income[a]	.05	.05	.10	.10	.04	.05
Net realized and unrealized gain (loss) on investments	1.46	9.06	(3.01)	(1.71)	3.37	3.94
Total from Investment Operations	1.51	9.11	(2.91)	(1.61)	3.41	3.99
Distributions:
Dividends from net investment income	-	(.10)	(.10)	(.03)	(.06)	(.09)
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(2.91)	(.10)	(1.62)	(2.77)	(4.10)	(2.00)
Net asset value, end of period	23.19	24.59	15.58	20.11	24.49	25.18
Total Return (%)[b]	7.02[c]	58.62	(16.27)	(5.05)	15.08	17.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35[d]	1.34	1.42	1.31	1.36	1.37
Ratio of net expenses to average net assets	1.35[d]	1.34	1.42	1.31	1.36	1.37
Ratio of net investment income to average net assets	.39[d]	.22	.55	.49	.15	.21
Portfolio Turnover Rate	27.35[c]	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	26,613	26,092	18,379	25,664	33,037	231

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.72	15.08	19.58	24.07	24.94	23.16
Investment Operations:
Net investment (loss)[a]	(.05)	(.13)	(.06)	(.06)	(.15)	(.20)
Net realized and unrealized gain (loss) on investments	1.41	8.77	(2.92)	(1.69)	3.32	3.95
Total from Investment Operations	1.36	8.64	(2.98)	(1.75)	3.17	3.75
Distributions:
Dividends from net investment income	-	-	-	-	-	(.06)
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(2.91)	-	(1.52)	(2.74)	(4.04)	(1.97)
Net asset value, end of period	22.17	23.72	15.08	19.58	24.07	24.94
Total Return (%)[b]	6.62[c]	57.29	(17.04)	(5.76)	14.11	16.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.18[d]	2.19	2.31	2.08	2.19	2.30
Ratio of net expenses to average net assets	2.18[d]	2.19	2.31	2.08	2.19	2.30
Ratio of net investment (loss) to average net assets	(.44)[d]	(.61)	(.36)	(.30)	(.67)	(.79)
Portfolio Turnover Rate	27.35[c]	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	1,056	1,010	950	1,815	2,646	27

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2022	Year Ended September 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.78	15.69	20.23	24.64	25.27	23.20
Investment Operations:
Net investment income[a]	.08	.12	.16	.15	.11	.15
Net realized and unrealized gain (loss) on investments	1.48	9.13	(3.02)	(1.72)	3.40	3.93
Total from Investment Operations	1.56	9.25	(2.86)	(1.57)	3.51	4.08
Distributions:
Dividends from net investment income	(.04)	(.16)	(.16)	(.10)	(.10)	(.10)
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(2.95)	(.16)	(1.68)	(2.84)	(4.14)	(2.01)
Net asset value, end of period	23.39	24.78	15.69	20.23	24.64	25.27
Total Return (%)	7.21[b]	59.18	(16.03)	(4.72)	15.43	17.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	1.03	1.07	1.02	1.01	1.03
Ratio of net expenses to average net assets	1.04[c]	1.03	1.07	1.02	1.01	1.03
Ratio of net investment income to average net assets	.69[c]	.53	.92	.75	.46	.62
Portfolio Turnover Rate	27.35[b]	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	123,395	116,039	90,017	120,937	215,318	208,377

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.95	15.80	20.36	24.74	25.25	23.20
Investment Operations:
Net investment income (loss)[a]	.09	.13	.17	.23	(.04)	.10
Net realized and unrealized gain (loss) on investments	1.49	9.19	(3.04)	(1.79)	3.57	3.97
Total from Investment Operations	1.58	9.32	(2.87)	(1.56)	3.53	4.07
Distributions:
Dividends from net investment income	(.05)	(.17)	(.17)	(.08)	-	(.11)
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(2.96)	(.17)	(1.69)	(2.82)	(4.04)	(2.02)
Net asset value, end of period	23.57	24.95	15.80	20.36	24.74	25.25
Total Return (%)	7.25[b]	59.22	(15.94)	(4.67)	15.49	17.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[c]	1.00	1.01	1.01	.97	1.00
Ratio of net expenses to average net assets	.99[c]	1.00	1.00	1.00	.95	1.00
Ratio of net investment income (loss) to average net assets	.74[c]	.56	.97	1.23	(.14)	.42
Portfolio Turnover Rate	27.35[b]	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	50,607	48,534	31,990	45,631	11	7,427

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

22

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	196,570,904	-	-	196,570,904
Exchange-Traded Funds	973,888	-	-	973,888
Investment Companies	8,059,427	-	-	8,059,427

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2022, BNY Mellon earned $1,418 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions

24

will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: ordinary income $1,330,308. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2022 was approximately $42,308 with a related weighted average annualized interest rate of 1.03%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from October 1, 2021 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the annual fund operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.00% of the value of Class Y shares average daily net assets. On February 1, 2022, the Adviser terminated this expense limitation agreement. During the period ended March 31, 2022, there was no reimbursements pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Adviser pays the Sub-adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service

26

to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $59,104 during the period ended March 31, 2022.

During the period ended March 31, 2022, the Distributor retained $37 from commissions earned on sales of the fund’s Class A shares and $37 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2022, Class C shares were charged $3,898 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2022, Class A and Class C shares were charged $33,071 and $1,299, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $8,929 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $2,800 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $133,580, administration fees of $10,019, Distribution Plan fees of $662, Shareholder Services Plan fees of $5,782, custodian fees of $3,600, Chief Compliance Officer fees of $3,918 and transfer agency fees of $2,834.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2022, amounted to $52,853,088 and $57,761,237, respectively.

28

At March 31, 2022, accumulated net unrealized appreciation on investments was $45,461,150, consisting of $49,715,552 gross unrealized appreciation and $4,254,402 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core funds selected by Broadridge as comparable to the

30

fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group medians for all periods, except for the three- and five-year periods when it was below the Performance Group median, and below the Performance Universe medians for all periods, except the four-year period when it was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and the Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

32

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

33

For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6944SA0322

BNY Mellon Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through March 31, 2022, as provided by John R. Porter, Todd W. Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon Small/Mid Cap Growth Fund’s (the “fund”) Class A shares produced a total return of −15.66%, Class C shares returned −16.00%, Class I shares returned −15.56%, Class Y shares returned −15.54% and Class Z shares returned −15.61%.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of −12.13% for the same period.2

Small- and mid-cap growth stocks lost ground during the period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index, largely due to unfavorable positions in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Slump Under Economic and Geopolitical Pressure

Stock-market indices experienced a robust start to the review period as improving sentiment lifted economically sensitive sectors, while a stabilization of longer-dated bond yields lent support to growth stocks. However, this upward trajectory was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the forefront. Shortly afterward, the picture for international equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program.

2

Although risk assets largely recovered these losses in December, the start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, equity markets weakened in January, then plunged in early February as Russia invaded Ukraine. Despite a market bounce in the final two weeks of the period, most sectors ended the period in negative territory, with the notable exception of energy, where stocks were buoyed by soaring oil and gas prices driven by tight supply/demand conditions exacerbated by the war in Ukraine. Small- and mid-cap stocks generally underperformed their large-cap counterparts in this environment of uncertainty, and growth-oriented stocks underperformed value-oriented issues.

Information Technology Holdings Detract from Relative Performance

The fund’s information technology holdings detracted most significantly from performance relative to the Index during the period. Shares in fast-growing IT services providers, such as Twilio, Block and Affirm Holdings, lost significant ground at a time when rising interest rates and concerns about economic growth prompted investors to favor value-oriented securities. In the semiconductor subsector, holdings in Power Integrations and Semtech underperformed their peers. In software, Everbridge stock declined on disappointing earnings and an uncertain, near-term outlook, while HubSpot and DocuSign slid in concert with other growth-oriented issues. The fund’s consumer discretionary positions underperformed as well, largely due to holdings of exercise equipment and online platform company Peloton Interactive, which experienced slowing demand and surging costs, and online luxury goods reseller Farfetch, which also saw slowing demand. Among industrials, shares in ridesharing company Lyft dropped on concerns regarding slowing economic growth.

On the positive side, the fund’s relative performance benefited from an overweight allocation to the energy sector, as well as good individual stock selections, including oilfield equipment & services provider Cactus and exploration & production company EQT. In the lagging health care sector, overweight allocation detracted from returns, but good stock selection more than compensated, led by strong returns from positions in biotechnology firms benefiting from well-received, new drug launches, such as Horizon Therapeutics, Arena Pharmaceuticals, and the timely purchase of shares in Karuna Therapeutics. Strong selection in the pharmaceutical subsector further bolstered performance, primarily due to holdings in rare disease specialist Zogenix. In consumer staples, shares in discount grocery chain Grocery Outlet Holding rose as shoppers became increasingly price conscious.

Seeking Opportunities in a Challenging Environment

With the market’s focus having initially moved away from the pandemic at the start of the year toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies given the backdrop of higher inflation, will be important for valuations. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability creating an uncertain investment backdrop.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In the face of these uncertainties, we continue to maintain the fund’s emphasis on innovative companies positioned to continue growing despite a challenging economic backdrop. Recent pullbacks in growth-oriented shares present buying opportunities as the fund seeks to take advantage of short-term market dislocations. As of the end of the period, the fund holds relatively overweight exposure to health care, primarily in the biotechnology and equipment & supplier subsectors, and to energy. Conversely, the fund holds underweight exposure to information technology, most notably among semiconductor and software companies, and to financials, where we are finding few attractive growth opportunities.

April 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.27	$8.03	$3.31	$2.94	$3.63
Ending value (after expenses)	$843.40	$840.00	$844.40	$844.60	$843.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.68	$8.80	$3.63	$3.23	$3.98
Ending value (after expenses)	$1,020.29	$1,016.21	$1,021.34	$1,021.74	$1,020.99
†

Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.75% for Class C, .72% for Class I, .64% for Class Y and .79% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - .0%
Dana	13,350		234,559
Gentex	7,915		230,881
Harley-Davidson	7,056		278,006
			743,446
Banks - .1%
Cadence Bank	9,598		280,837
Cathay General Bancorp	28,989		1,297,258
Commerce Bancshares	3,376		241,688
Essent Group	2,410		99,316
First Horizon	27,735		651,495
MGIC Investment	27,091		367,083
New York Community Bancorp	34,956		374,728
PacWest Bancorp	9,144		394,381
UMB Financial	9,647		937,303
United Bankshares	15,829		552,116
Washington Federal	11,843		388,687
			5,584,892
Capital Goods - 9.3%
Acuity Brands	2,640		499,752
AECOM	5,377		413,007
AGCO	4,811		702,550
Allegion	1,464		160,718
Allison Transmission Holdings	6,173		242,352
APi Group	1,345,611	[a]	28,298,199
Armstrong World Industries	447,005		40,234,920
Array Technologies	1,652,746	[a]	18,626,447
Astra Space	279,350	[a,b]	1,078,291
Carlisle	976		240,018
Colfax	387,045	[a]	15,400,521
Crane	5,182		561,107
Curtiss-Wright	212,922		31,972,368
Donaldson	13,477		699,861
EMCOR Group	7,675		864,435
Flowserve	13,897		498,902
Fluor	1,205,877	[a,b]	34,596,611
Graco	392,423		27,359,732
Huntington Ingalls Industries	883		176,106
Kennametal	9,061		259,235
Kornit Digital	268,014	[a]	22,162,078
Lennox International	2,825		728,454
Masco	277,021		14,128,071
6

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 9.3% (continued)
MasTec	4,972	[a]	433,061
MDU Resources Group	13,170		350,980
Mercury Systems	906,350	[a]	58,414,257
nVent Electric	20,797		723,320
Oshkosh	864		86,962
Owens Corning	5,045		461,617
Ribbit LEAP	273,588	[a]	2,722,201
Simpson Manufacturing	1,113		121,362
SiteOne Landscape Supply	113,277	[a,b]	18,315,758
Stanley Black & Decker	2,020		282,376
Terex	9,993		356,350
Textron	2,825		210,123
The AZEK Company	604,995	[a]	15,028,076
The Middleby	2,723	[a]	446,409
The Toro Company	6,055		517,642
Woodward	2,098		262,061
Zurn Water Solutions	531,243		18,806,002
			357,442,292
Commercial & Professional Services - 3.8%
ASGN	3,991	[a]	465,789
CACI International, Cl. A	174,446	[a]	52,553,602
Clarivate	2,264,303	[a,b]	37,949,718
CoStar Group	386,400	[a]	25,738,104
FTI Consulting	179,339	[a]	28,195,678
Science Applications International	961		88,575
			144,991,466
Consumer Durables & Apparel - 3.8%
Brunswick	4,626		374,197
Capri Holdings	7,105	[a]	365,126
Carter's	1,308		120,323
Columbia Sportswear	1,908		172,731
Crocs	1,991	[a]	152,112
Deckers Outdoor	2,415	[a]	661,155
Lululemon Athletica	163,369	[a]	59,667,260
Mohawk Industries	400	[a]	49,680
Peloton Interactive, Cl. A	3,082,367	[a,b]	81,436,136
Polaris	4,616	[b]	486,157
Tapestry	3,240		120,366
Tempur Sealy International	13,975		390,182
TopBuild	1,308	[a]	237,258
Tri Pointe Homes	19,772	[a]	397,022
YETI Holdings	4,714	[a]	282,746
			144,912,451

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Consumer Services - 8.4%
DraftKings, Cl. A	902,209	[a,b]	17,566,009
European Wax Center, Cl. A	665,841	[a,b]	19,682,260
Expedia Group	639,815	[a]	125,192,601
Graham Holdings, Cl. B	396		242,142
H&R Block	5,739	[b]	149,444
Jack in the Box	3,762		351,408
Membership Collective Group, Cl. A	2,114,136	[a,b]	16,405,695
Planet Fitness, Cl. A	1,710,125	[a]	144,471,360
Service Corp. International	6,631		436,452
Texas Roadhouse	1,054		88,251
Wyndham Hotels & Resorts	4,933		417,776
			325,003,398
Diversified Financials - 3.3%
Ares Management, Cl. A	550,252		44,696,970
Jefferies Financial Group	12,589		413,549
Morningstar	170,251		46,507,466
PROG Holdings	2,054	[a]	59,094
Stifel Financial	10,315		700,388
Tradeweb Markets, Cl. A	387,314		34,033,281
			126,410,748
Energy - 4.6%
Antero Midstream	13,951		151,647
Cactus, Cl. A	1,356,259		76,954,136
Continental Resources	5,680	[b]	348,354
Coterra Energy	4,050		109,228
EQT	2,865,722		98,609,494
Hess	3,460		370,358
Murphy Oil	12,253		494,899
Occidental Petroleum	3,821		216,804
Targa Resources	1,810		136,601
			177,391,521
Food & Staples Retailing - 1.8%
Grocery Outlet Holding	2,118,116	[a]	69,431,842
Food, Beverage & Tobacco - 1.2%
Darling Ingredients	8,115	[a]	652,284
Flowers Foods	22,797		586,111
Freshpet	442,836	[a]	45,452,687
Pilgrim's Pride	14,448	[a]	362,645
Sanderson Farms	1,527		286,297
			47,340,024
Health Care Equipment & Services - 12.9%
1Life Healthcare	3,406,403	[a]	37,742,945
ABIOMED	213,541	[a]	70,733,321

8

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 12.9% (continued)
Acadia Healthcare	7,212	[a]	472,602
Align Technology	146,295	[a]	63,784,620
Amedisys	2,420	[a]	416,942
Cerner	3,894		364,323
Chemed	1,805		914,323
Dentsply Sirona	4,743		233,450
DexCom	190,337	[a]	97,376,409
Encompass Health	2,391		170,024
Envista Holdings	8,539	[a]	415,935
ICU Medical	1,532	[a]	341,084
Inspire Medical Systems	81,227	[a]	20,850,159
Insulet	158,663	[a]	42,266,237
Integra LifeSciences Holdings	9,896	[a]	635,917
LivaNova	5,324	[a]	435,663
Molina Healthcare	2,654	[a]	885,348
Nevro	155,140	[a]	11,221,276
NuVasive	2,864	[a]	162,389
Option Care Health	10,447	[a]	298,366
Outset Medical	550,629	[a,b]	24,998,557
Privia Health Group	1,902,505	[a,b]	50,853,959
Progyny	1,888	[a]	97,043
Quidel	2,137	[a]	240,327
Teladoc Health	969,342	[a]	69,918,638
Teleflex	317		112,481
Tenet Healthcare	5,904	[a]	507,508
			496,449,846
Household & Personal Products - .0%
Nu Skin Enterprises, Cl. A	6,246		299,058
Insurance - .6%
Alleghany	844	[a]	714,868
American Financial Group	3,943		574,180
CNA Financial	3,669		178,387
First American Financial	7,007		454,194
Globe Life	4,572		459,943
Primerica	4,889		668,913
Reinsurance Group of America	187,862		20,563,375
Selective Insurance Group	6,539		584,325
			24,198,185
Materials - 1.1%
Commercial Metals	5,626		234,154
Constellium	2,123,654	[a]	38,225,772
Eagle Materials	4,353		558,751
Ingevity	6,997	[a]	448,298

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Materials - 1.1% (continued)
Minerals Technologies	5,494		363,428
Reliance Steel & Aluminum	5,363		983,306
The Chemours Company	10,686		336,395
WestRock	4,367		205,380
			41,355,484
Media & Entertainment - 3.1%
Cardlytics	272,586	[a,b]	14,986,778
Fox, Cl. A	2,035		80,281
John Wiley & Sons, Cl. A	6,470		343,104
Liberty Media Corp-Liberty Formula One, Cl. C	812,890	[a,b]	56,772,238
Live Nation Entertainment	407,291	[a,b]	47,913,713
Loyalty Ventures	1,628	[a]	26,911
News Corporation, Cl. A	6,807		150,775
The New York Times Company, Cl. A	12,365		566,812
Ziff Davis	854	[a,b]	82,650
			120,923,262
Pharmaceuticals Biotechnology & Life Sciences - 14.7%
10X Genomics, CI. A	364,890	[a,b]	27,757,182
Adaptive Biotechnologies	411,110	[a]	5,706,207
Ascendis Pharma, ADR	217,788	[a,b]	25,559,600
Biohaven Pharmaceutical Holding	606,098	[a]	71,865,040
Bio-Techne	107,926		46,736,275
Bruker	2,240		144,032
Denali Therapeutics	575,070	[a]	18,500,002
Horizon Therapeutics	955,259	[a]	100,502,799
Iovance Biotherapeutics	816,789	[a]	13,599,537
Jazz Pharmaceuticals	659	[a]	102,587
Karuna Therapeutics	88,540	[a,b]	11,225,987
Kymera Therapeutics	390,325	[a]	16,518,554
Natera	308,829	[a]	12,563,164
Neurocrine Biosciences	415,681	[a]	38,970,094
PTC Therapeutics	547,779	[a]	20,437,634
Repligen	171,650	[a]	32,285,648
Sage Therapeutics	1,835	[a]	60,739
Sarepta Therapeutics	890,299	[a]	69,550,158
Twist Bioscience	449,586	[a]	22,200,557
Ultragenyx Pharmaceutical	341,686	[a]	24,813,237
uniQure	312,325	[a,b]	5,643,713
			564,742,746
Real Estate - .9%
Apartment Income REIT	5,865	[c]	313,543
AvalonBay Communities	1,313	[c]	326,110

10

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Real Estate - .9% (continued)
Brixmor Property Group	14,731	[c]	380,207
First Industrial Realty Trust	27,340	[c]	1,692,619
Healthcare Realty Trust	23,490	[b,c]	645,505
Highwoods Properties	9,974	[c]	456,211
Jones Lang LaSalle	1,825	[a]	437,014
Kilroy Realty	11,867	[c]	906,876
Lamar Advertising, Cl. A	4,123	[c]	479,010
Mid-America Apartment Communities	1,420	[c]	297,419
National Retail Properties	23,529	[c]	1,057,393
National Storage Affiliates Trust	9,549	[c]	599,295
PS Business Parks	5,753	[c]	966,964
Redfin	1,370,374	[a,b]	24,721,547
Regency Centers	4,426	[c]	315,751
Spirit Realty Capital	7,949	[c]	365,813
Urban Edge Properties	21,997	[c]	420,143
			34,381,420
Retailing - 2.7%
American Eagle Outfitters	5,065	[b]	85,092
Dick's Sporting Goods	2,908	[b]	290,858
Farfetch, Cl. A	846,606	[a]	12,800,683
Kohl's	9,993		604,177
Lithia Motors	1,152		345,738
National Vision Holdings	1,304,581	[a,b]	56,840,594
Nordstrom	7,671	[b]	207,961
Ollie's Bargain Outlet Holdings	709,703	[a]	30,488,841
RH	454	[a]	148,045
The Gap	7,959		112,063
Wayfair, Cl. A	1,161	[a,b]	128,616
Williams-Sonoma	4,030		584,350
			102,637,018
Semiconductors & Semiconductor Equipment - 3.0%
Lattice Semiconductor	7,451	[a]	454,138
MKS Instruments	4,504		675,600
ON Semiconductor	3,103	[a]	194,279
Power Integrations	556,410		51,568,079
Semtech	871,262	[a]	60,413,307
SolarEdge Technologies	1,635	[a]	527,075
Synaptics	1,278	[a]	254,961
Universal Display	1,493		249,256
			114,336,695
Software & Services - 16.6%
Affirm Holdings	310,200	[a,b]	14,356,056
Aspen Technology	991	[a]	163,882

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Software & Services - 16.6% (continued)
AvidXchange Holdings	609,297	[a,b]	4,904,841
Bill.com Holdings	331,657	[a]	75,216,491
Block	340,611	[a]	46,186,852
Bread Financial Holdings	4,070		228,530
Cerence	2,303	[a]	83,138
Commvault Systems	1,044	[a]	69,269
DocuSign	143,284	[a]	15,348,582
Dolby Laboratories, Cl. A	2,669		208,769
Euronet Worldwide	447,193	[a]	58,202,169
Everbridge	435,335	[a]	18,998,019
Fair Isaac	1,317	[a]	614,328
Genpact	6,939		301,916
HubSpot	201,818	[a]	95,851,441
Manhattan Associates	2,284	[a]	316,814
nCino	375,592	[a]	15,391,760
NCR	11,155	[a]	448,319
PTC	1,079	[a]	116,230
Rapid7	863,331	[a,b]	96,036,940
Shift4 Payments, Cl. A	639,868	[a,b]	39,627,025
Splunk	320,607	[a]	47,645,406
Twilio, Cl. A	331,523	[a]	54,638,306
WEX	693	[a]	123,666
Zendesk	453,242	[a]	54,520,480
			639,599,229
Technology Hardware & Equipment - 4.0%
Arrow Electronics	3,181	[a]	377,362
Avnet	11,125		451,564
Calix	605,990	[a]	26,003,031
Ciena	6,480	[a]	392,882
Cognex	234,620		18,100,933
II-VI	8,061	[a,b]	584,342
Lumentum Holdings	588,513	[a]	57,438,869
nLight	708,995	[a]	12,293,973
Trimble	296,569	[a]	21,394,488
Ubiquiti	322	[b]	93,754
Vontier	9,008		228,713
Xerox Holdings	13,233	[b]	266,910
Zebra Technologies, Cl. A	44,552	[a]	18,431,162
			156,057,983
Telecommunication Services - .4%
Bandwidth, Cl. A	522,397	[a]	16,920,439
Transportation - 2.9%
Avis Budget Group	1,966	[a]	517,648

12

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Transportation - 2.9% (continued)
Canadian Pacific Railway		1,041	[b]	85,924
Kirby		10,969	[a]	791,852
Knight-Swift Transportation Holdings		5,431		274,048
Lyft, Cl. A		2,874,542	[a]	110,382,413
Saia		1,113	[a]	271,372
				112,323,257
Utilities - .1%
ALLETE		13,155		881,122
Black Hills		10,306		793,768
DTE Energy		1,303		172,270
Hawaiian Electric Industries		4,636		196,149
IDACORP		6,602		761,607
New Jersey Resources		4,699	[b]	215,496
ONE Gas		6,373		562,354
				3,582,766
Total Common Stocks (cost $2,977,188,865)				3,827,059,468

Private Equity - .5%
Diversified Financials - .2%
Fundbox		702,664	[d]	9,907,562
Real Estate - .3%
Roofstock		346,123	[d]	10,622,515
Total Private Equity (cost $20,113,033)				20,530,077
	1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,297,030)	0.31	9,297,030	[e]	9,297,030

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $63,664,868)	0.31	63,664,868	[e]	63,664,868
Total Investments (cost $3,070,263,796)		101.7%		3,920,551,443
Liabilities, Less Cash and Receivables		(1.7%)		(65,862,155)
Net Assets		100.0%		3,854,689,288

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2022, the value of the fund’s securities on loan was $235,594,278 and the value of the collateral was $250,249,510, consisting of cash collateral of $63,664,868 and U.S. Government & Agency securities valued at $186,584,642. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at March 31, 2022. These securities were valued at $20,530,077 or ..53% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	27.5
Information Technology	23.6
Industrials	15.9
Consumer Discretionary	14.9
Energy	4.6
Financials	4.3
Communication Services	3.6
Consumer Staples	3.0
Investment Companies	1.9
Real Estate	1.1
Materials	1.1
Utilities	.1
Diversified	.1
101.7

† Based on net assets.

See notes to financial statements.

14

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	100,341,826	649,266,894	(740,311,690)	9,297,030	17,075
Investment of Cash Collateral for Securities Loaned - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.7%	58,981,699	299,394,274	(294,711,105)	63,664,868	319,280	††
Total - 1.9%	159,323,525	948,661,168	(1,035,022,795)	72,961,898	336,355

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $235,594,278)—Note 1(c):
Unaffiliated issuers	2,997,301,898	3,847,589,545
Affiliated issuers	72,961,898	72,961,898
Receivable for investment securities sold		14,361,610
Receivable for shares of Beneficial Interest subscribed		10,183,858
Dividends and securities lending income receivable		205,114
Prepaid expenses		171,768
		3,945,473,793
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,151,787
Cash overdraft due to Custodian		798
Liability for securities on loan—Note 1(c)		63,664,868
Payable for investment securities purchased		13,699,783
Payable for shares of Beneficial Interest redeemed		10,724,414
Trustees’ fees and expenses payable		22,000
Interest payable—Note 2		155
Other accrued expenses		520,700
		90,784,505
Net Assets ($)		3,854,689,288
Composition of Net Assets ($):
Paid-in capital		2,991,233,249
Total distributable earnings (loss)		863,456,039
Net Assets ($)		3,854,689,288

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	615,039,458	81,258,931	2,611,635,583	399,304,941	147,450,375
Shares Outstanding	21,604,438	3,446,615	86,921,060	13,149,101	4,924,057
Net Asset Value Per Share ($)	28.47	23.58	30.05	30.37	29.94

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $8,163 foreign taxes withheld at source):
Unaffiliated issuers	3,772,007
Affiliated issuers	17,075
Income from securities lending—Note 1(c)	319,280
Total Income	4,108,362
Expenses:
Investment advisory fee—Note 3(a)	13,334,479
Shareholder servicing costs—Note 3(c)	2,646,240
Distribution fees—Note 3(b)	448,936
Trustees’ fees and expenses—Note 3(d)	201,666
Registration fees	133,629
Prospectus and shareholders’ reports	127,308
Administration fee—Note 3(a)	103,366
Professional fees	75,923
Custodian fees—Note 3(c)	47,179
Loan commitment fees—Note 2	30,287
Chief Compliance Officer fees—Note 3(c)	7,886
Interest expense—Note 2	1,377
Miscellaneous	74,007
Total Expenses	17,232,283
Less—reduction in expenses due to undertaking—Note 3(a)	(111,679)
Net Expenses	17,120,604
Net Investment (Loss)	(13,012,242)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,258,107
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(774,807,413)
Net Realized and Unrealized Gain (Loss) on Investments	(720,549,306)
Net (Decrease) in Net Assets Resulting from Operations	(733,561,548)

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment (loss)	(13,012,242)	(27,806,434)
Net realized gain (loss) on investments	54,258,107	501,490,949
Net change in unrealized appreciation (depreciation) on investments	(774,807,413)	337,249,219
Net Increase (Decrease) in Net Assets Resulting from Operations	(733,561,548)	810,933,734
Distributions ($):
Distributions to shareholders:
Class A	(66,701,601)	(51,073,262)
Class C	(10,555,443)	(9,451,282)
Class I	(281,059,137)	(230,046,227)
Class Y	(38,142,811)	(30,298,600)
Class Z	(14,422,353)	(14,141,108)
Total Distributions	(410,881,345)	(335,010,479)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,484,901	278,465,017
Class C	2,267,112	35,369,461
Class I	428,871,194	1,517,638,785
Class Y	71,434,991	193,785,400
Class Z	539,049	2,227,331
Net assets received in connection with reorganization—Note 1	113,107,090	-
Distributions reinvested:
Class A	62,385,988	47,675,490
Class C	9,884,456	8,993,788
Class I	264,100,615	221,085,492
Class Y	37,345,676	29,697,863
Class Z	13,528,418	13,203,544
Cost of shares redeemed:
Class A	(102,406,308)	(187,065,891)
Class C	(17,376,354)	(33,657,136)
Class I	(853,569,020)	(989,548,153)
Class Y	(67,137,737)	(126,899,189)
Class Z	(6,941,675)	(13,029,207)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(32,481,604)	997,942,595
Total Increase (Decrease) in Net Assets	(1,176,924,497)	1,473,865,850
Net Assets ($):
Beginning of Period	5,031,613,785	3,557,747,935
End of Period	3,854,689,288	5,031,613,785

18

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,241,548	7,509,949
Shares issued in connection with reorganization—Note 1	2,023,060	-
Shares issued for distributions reinvested	1,997,630	1,373,142
Shares redeemed	(3,304,406)	(5,061,741)
Net Increase (Decrease) in Shares Outstanding	1,957,832	3,821,350
Class Ca,b
Shares sold	279,749	1,115,644
Shares issued in connection with reorganization—Note 1	63,184	-
Shares issued for distributions reinvested	381,050	303,844
Shares redeemed	(636,900)	(1,050,851)
Net Increase (Decrease) in Shares Outstanding	87,083	368,637
Class Ib
Shares sold	13,814,162	38,887,093
Shares issued in connection with reorganization—Note 1	717,757	-
Shares issued for distributions reinvested	8,017,627	6,080,459
Shares redeemed	(26,489,411)	(25,652,617)
Net Increase (Decrease) in Shares Outstanding	(3,939,865)	19,314,935
Class Yb
Shares sold	2,052,326	4,921,622
Shares issued in connection with reorganization—Note 1	5,324	-
Shares issued for distributions reinvested	1,121,829	809,647
Shares redeemed	(2,047,528)	(3,254,176)
Net Increase (Decrease) in Shares Outstanding	1,131,951	2,477,093
Class Zb
Shares sold	16,544	57,522
Shares issued for distributions reinvested	411,949	363,935
Shares redeemed	(200,439)	(337,080)
Net Increase (Decrease) in Shares Outstanding	228,054	84,377

[a]

During the period ended March 31, 2022, 2,278 Class C shares representing $60,814 were automatically converted to 1,893 Class A shares and during the period ended September 30, 2021, 2,763 Class C shares representing $91,766 were automatically converted to 2,350 Class A shares.

[b]

During the period ended March 31, 2022, 538 Class A shares representing $17,673 were exchanged for 510 Class I shares. During the period ended September 30, 2021, 22,441 Class I shares representing $870,794 were exchanged for 23,536 Class A shares, 2,914 Class C shares representing $93,706 were exchanged for 2,354 Class I shares and 5,261 Class Y shares representing $203,447 were exchanged for 5,309 Class I shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2022		Year Ended September 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	37.14	32.98	21.08	24.00	19.87	16.66
Investment Operations:
Net investment (loss)[a]	(.12)	(.29)	(.17)	(.12)	(.11)	(.04)
Net realized and unrealized gain (loss) on investments	(5.42)	7.54	12.07	(1.23)	6.05	3.63
Total from Investment Operations	(5.54)	7.25	11.90	(1.35)	5.94	3.59
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	28.47	37.14	32.98	21.08	24.00	19.87
Total Return (%)[b]	(15.66)[c]	22.59	56.50	(5.17)	32.33	21.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.95	.96	.98	1.00	1.04
Ratio of net expenses to average net assets	.93[d]	.95	.96	.98	1.00	1.03
Ratio of net investment (loss) to average net assets	(.75)[d]	(.77)	(.65)	(.58)	(.53)	(.20)
Portfolio Turnover Rate	13.99[c]	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	615,039	729,672	521,990	328,595	339,848	225,374

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

20

Six Months Ended
March 31, 2022		Year Ended September 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	31.46	28.55	18.39	21.31	17.96	15.20
Investment Operations:
Net investment (loss)[a]	(.21)	(.49)	(.32)	(.25)	(.24)	(.16)
Net realized and unrealized gain (loss) on investments	(4.54)	6.49	10.48	(1.10)	5.40	3.30
Total from Investment Operations	(4.75)	6.00	10.16	(1.35)	5.16	3.14
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	23.58	31.46	28.55	18.39	21.31	17.96
Total Return (%)[b]	(16.00)[c]	21.68	55.25	(5.88)	31.34	21.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.75[d]	1.72	1.73	1.74	1.73	1.79
Ratio of net expenses to average net assets	1.75[d]	1.72	1.73	1.74	1.73	1.79
Ratio of net investment (loss) to average net assets	(1.57)[d]	(1.54)	(1.42)	(1.34)	(1.27)	(.97)
Portfolio Turnover Rate	13.99[c]	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	81,259	105,686	85,398	58,574	62,107	37,725

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2022		Year Ended September 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	38.97	34.40	21.94	24.85	20.46	17.09
Investment Operations:
Net investment income (loss)[a]	(.09)	(.20)	(.12)	(.08)	(.07)	.02
Net realized and unrealized gain (loss) on investments	(5.70)	7.86	12.58	(1.26)	6.27	3.73
Total from Investment Operations	(5.79)	7.66	12.46	(1.34)	6.20	3.75
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	30.05	38.97	34.40	21.94	24.85	20.46
Total Return (%)	(15.56)[b]	22.90	56.79	(4.95)	32.69	22.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[c]	.70	.73	.74	.74	.75
Ratio of net expenses to average net assets	.72[c]	.70	.73	.74	.74	.75
Ratio of net investment income (loss) to average net assets	(.54)[c]	(.52)	(.42)	(.35)	(.29)	.10
Portfolio Turnover Rate	13.99[b]	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	2,611,636	3,541,043	2,461,228	1,294,518	1,207,703	497,604

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

22

Six Months Ended
March 31, 2022		Year Ended September 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	39.34	34.67	22.09	24.99	20.55	17.15
Investment Operations:
Net investment income (loss)[a]	(.08)	(.18)	(.09)	(.06)	(.03)	.01
Net realized and unrealized gain (loss) on investments	(5.76)	7.94	12.67	(1.27)	6.28	3.77
Total from Investment Operations	(5.84)	7.76	12.58	(1.33)	6.25	3.78
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	30.37	39.34	34.67	22.09	24.99	20.55
Total Return (%)	(15.54)[b]	22.98	56.99	(4.87)	32.79	22.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64[c]	.63	.64	.64	.65	.68
Ratio of net expenses to average net assets	.64[c]	.63	.64	.64	.65	.68
Ratio of net investment income (loss) to average net assets	(.45)[c]	(.45)	(.33)	(.25)	(.16)	.05
Portfolio Turnover Rate	13.99[b]	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	399,305	472,711	330,796	213,183	221,008	420,380

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2022		Year Ended September 30,
Class Z Shares	(Unaudited)	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	38.86	34.33	21.92	24.83	20.86
Investment Operations:
Net investment (loss)[b]	(.10)	(.23)	(.14)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	(5.69)	7.85	12.55	(1.26)	4.04
Total from Investment Operations	(5.79)	7.62	12.41	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	-
Net asset value, end of period	29.94	38.86	34.33	21.92	24.83
Total Return (%)	(15.61)[c]	22.79	56.66	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.77	.84	.76	.84[d]
Ratio of net expenses to average net assets	.79[d]	.77	.84	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.60)[d]	(.59)	(.52)	(.36)	(.42)[d]
Portfolio Turnover Rate	13.99[c]	37.29	55.49	49.35	56.70[c]
Net Assets, end of period ($ x 1,000)	147,450	182,502	158,335	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

As of the close of business on November 8, 2021, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Trust’s Board of Trustees (the “Board”) and the BNY Mellon Advantage Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of BNY Mellon Structured Midcap Fund, a series of BNY Mellon Advantage Funds, Inc., Class A, Class C, Class I and Class Y Shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Y shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Structured Midcap Fund’s Class A, Class C Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on November 8, 2021, after the reorganization was $39.89 for Class A, $33.76 for Class C, $41.87 for Class I and $42.26 for Class Y, and a total of 2,,023,060 Class A, 63,184 Class C, 717,757 Class I and 5,324 Class Y shares were issued to shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares, respectively in the exchange.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for BNY Structured Midcap Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
BNY Structured Midcap Fund	24,878,693	113,107,090
BNY Mellon Small/Mid Cap Growth Fund	1,998,062,433	5,371,172,346

Assuming the merger had been completed on October 1, 2021, the fund’s pro forma results in the Statement of Operations during the period ended March 31, 2022 would be as follows:

Net investment loss	$(12,901,258) [1]
Net realized and unrealized gain (loss) on investments	$(708,535,925) [2]
Net increase (decrease) in net assets resulting from operations	$(721,437,183)

1 ($13,012,242) as reported in the Statement of Operations, plus $110,984 BNY Mellon Structured Midcap Fund, pre-merger.

2 ($720,549,306) as reported in the Statement of Operations plus $12,013,381 BNY Mellon Structured Midcap Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of BNY Mellon Structured Midcap Fund that have been included in the fund’s Statement of Operations since November 8, 2021.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at

26

net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

28

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	3,827,059,468	-	-	3,827,059,468
Equity Securities - Private Equity	-	-	20,530,077	20,530,077

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Investment Companies	72,961,898	-	-	72,961,898

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 9/30/2021	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	417,043
Purchases/Issuances	20,113,034
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 3/31/2022†	20,530,077
The amount of net realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2022	417,043

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of March 31, 2022. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

30

Issuer Name- Asset Category	Value ($)	Valuation Technologies/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity:
Fundbox	9,907,562	Enterprise Value	Enterprise Value Price	11.28-16.92	14.10
Roofstock	10,622,515	Enterprise Value	Enterprise Value Price	24.55-36.83	30.69

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2022, BNY Mellon earned $43,531 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions

32

will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: long-term capital gains $335,010,479. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2022 was approximately $260,989 with a related weighted average annualized interest rate of 1.06%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser has contractually agreed, from November 5, 2021 through until one year after the Reorganization is consummated, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund’s Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .93% of the value of the fund’s Class A shares average daily net assets. On or after such date, the Adviser. may terminate this expense limitation at any time. terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $111,679 during the period ended March 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Sub-adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser

34

in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $103,366 during the period ended March 31, 2022.

During the period ended March 31, 2022, the Distributor retained $11,800 from commissions earned on sales of the fund’s Class A shares and $19,967 and $12,296 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are made. During the period ended March 31, 2022, Class C shares were charged $350,522 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2022, Class Z shares were charged $98,414 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2022, Class A and Class C shares were charged $860,461 and $116,841, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of

36

amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $101,768 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $47,179 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $1,891,987, administration fees of $17,606, Distribution Plan fees of $64,404, Shareholder Services Plan fees of $141,748, custodian fees of $18,241, Chief Compliance Officer fees of $3,918 and transfer agency fees of $35,397, which are offset against an expense reimbursement currently in effect in the amount of $21,514.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2022, amounted to $618,771,116 and $1,052,467,075, respectively.

At March 31, 2022, accumulated net unrealized appreciation on investments was $850,287,647, consisting of $1,245,306,088 gross unrealized appreciation and $395,018,441 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

37

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to

38

the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the one- and two-year periods when it was below the Performance Group median, and above the Performance Universe median for all periods, except the one-year period when it was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for each of the three-, five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that

39

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

40

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s long-term performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

41

For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6921SA0322

BNY Mellon Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through March 31, 2022, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of Insight North America LLC, Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of −5.11%, Class C shares returned −5.47%, Class I shares returned −5.00% and Class Y shares returned −4.99%.1 In comparison, the fund’s benchmark, the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of -4.98% for the same period.2

Municipal bonds lost ground during the reporting period due to concerns about inflation and rising interest rates. The fund underperformed the Index, primarily due to the fund’s positioning on the yield curve.

The Fund’s Investment Approach

The fund seeks high, after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s Sub-adviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative-value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis, along with macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Inflation and Rising Rates Hindered Returns

Early in the reporting period, the market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the federal government. But late in the period, inflation concerns, rising interest rates and retail outflows from municipal bond mutual funds created turmoil.

A strengthening economy, combined with federal support, have supported the fiscal health of issuers. During much of the pandemic, real estate and income tax collections failed to decline as much as predicted, and progressive tax regimes proved beneficial because higher-

2

earning, white-collar workers were largely able to work from home. Strong stock market returns also boosted revenues from capital gains taxes.

Later in the reporting period, however, a number of headwinds emerged. The outlook for inflation shifted away from the view that pricing pressures were “transitory” as oil prices rose, and inflation measures reached multi-decade highs. In addition, investors began to anticipate that the Federal Reserve (the “Fed”) would move to a policy of tightening. Fed officials signaled that short-term interest rates would be raised, and in March 2022, they did raise the federal funds rate by 25 basis points.

Historically, municipal bonds have been perceived as a safe haven from turmoil in fixed-income markets. But the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds, especially late in the reporting period. The need for fund managers to meet redemptions only added to the downward momentum. In addition, the latter part of the period was characterized by volatility stemming from these headwinds as well as the war in Ukraine.

While these headwinds have hindered returns in the near term, credit fundamentals remain strong. In addition, the market turmoil has resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Yield Curve Positioning Hindered Performance

The fund’s performance versus the Index was hindered by a number of factors. The yield curve positioning was detrimental as the fund’s holdings at the intermediate to long end of the curve hampered returns. In addition, positions in airport, tobacco and pre-paid gas-market segments detracted from performance. Exposure to A and BBB rated bonds also hindered performance, as lower-quality issues underperformed.

On the other hand, the fund benefited from an overweight position in revenue bonds. Positioning in education, hospital, power, and water & sewer market segments were particularly advantageous. Certain security selections were also beneficial, including a position in Texas Permanent School Fund bonds. The fund did not make use of derivatives during the reporting period.

Strong Fundamentals and Attractive Valuations Bode Well for the Market

We remain sanguine about the market. Some volatility is to be expected over the medium-to-long term, with the Fed beginning to taper its purchases of Treasuries soon. But we believe that the Fed’s anticipated actions are reflected in current market conditions. In addition, with credit fundamentals still strong, we have little concern about credit risk in the near term. The

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

market’s recent volatility has also resulted in more attractive valuations, creating more plentiful opportunities.

April 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond Indices, and reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.64	$7.27	$2.43	$2.43
Ending value (after expenses)	$948.90	$945.30	$950.00	$950.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.78	$7.54	$2.52	$2.52
Ending value (after expenses)	$1,021.19	$1,017.45	$1,022.44	$1,022.44
†

Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 2.1%
Banks - 2.1%
JPMorgan Chase & Co., Sr. Unscd. Notes (cost $1,000,000)	3.80	7/23/2024	1,000,000		1,011,723

Long-Term Municipal Investments - 94.1%
Arizona - 2.2%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	4.80	7/1/2028	1,000,000	[a]	1,065,545
Arkansas - 2.2%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,000,000		1,074,913
California - 2.3%
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	500,000	[b]	541,340
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	525,000	[a]	577,499
				1,118,839
Colorado - 2.3%
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,000,000		1,091,088
Florida - 7.3%
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,000,000		1,101,508
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000		1,050,531
Reedy Creek Improvement District, GO, Refunding, Ser. A	1.87	6/1/2026	1,435,000		1,377,519
				3,529,558
Georgia - 7.1%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,000,000		1,116,503

6

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 94.1% (continued)
Georgia - 7.1% (continued)
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2030	1,145,000	1,310,916
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	1,000,000	[b] 1,043,403
				3,470,822
Hawaii - 2.3%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000	1,130,263
Illinois - 12.9%
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,078,735
Chicago Il Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2026	1,000,000	1,072,541
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.25	1/1/2024	1,000,000	1,024,020
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000	1,139,002
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000	1,082,166
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	750,000	854,472
				6,250,936
Kansas - .3%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	125,000	120,668
Maryland - 2.3%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2032	1,000,000	1,125,594
Massachusetts - 6.1%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,000,000	1,099,902
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000	1,311,628
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000	566,416
				2,977,946

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 94.1% (continued)
Minnesota - 1.7%
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2024	800,000	842,636
Missouri - 1.1%
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2027	500,000	555,209
Multi-State - 2.5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,185,000	[a] 1,199,515
Nevada - 1.2%
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2031	500,000	594,366
New Jersey - 3.3%
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2029	1,120,000	1,262,781
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	355,000	355,527
				1,618,308
New Mexico - .6%
New Mexico Educational Assistance Foundation, Revenue Bonds, Refunding, Ser. 1A	5.00	9/1/2025	270,000	295,133
New York - 3.0%
New York City, GO, Ser. C	5.00	8/1/2032	400,000	472,385
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,000,000	1,003,859
				1,476,244
Oklahoma - 2.0%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Expressway)	1.63	7/6/2023	1,000,000	991,697
Pennsylvania - 15.3%
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,099,119
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. AX	5.00	6/15/2028	500,000	576,170

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 94.1% (continued)
Pennsylvania - 15.3% (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2027	750,000	852,747
Philadelphia, GO, Ser. A	5.00	5/1/2029	1,000,000	1,163,856
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,112,054
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2030	750,000	889,562
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	500,000	593,940
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	1,000,000	1,129,167
				7,416,615
Rhode Island - 3.9%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,358,064
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	500,000	538,572
				1,896,636
Tennessee - 2.5%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,234,327
Texas - 9.2%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2032	500,000	552,199
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	5.75	8/15/2033	1,000,000	1,087,663
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000	802,011
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2027	1,000,000	1,087,186
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	610,000	733,370
Texas, GO, Refunding, Ser. B	4.00	8/1/2031	200,000	211,086
				4,473,515

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 94.1% (continued)
Washington - .5%
Spokane Water & Wastewater, Revenue Bonds (Green Bond)	4.00	12/1/2031	250,000	261,642
Total Long-Term Municipal Investments (cost $45,987,844)			45,812,015
Total Investments (cost $46,987,844)			96.2%	46,823,738
Cash and Receivables (Net)			3.8%	1,825,695
Net Assets			100.0%	48,649,433

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, these securities were valued at $2,842,559 or 5.84% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

Portfolio Summary (Unaudited) †	Value (%)
General	15.2
Education	13.0
Medical	11.4
Airport	10.1
General Obligation	6.6
Water	6.2
Student Loan	6.1
Utilities	4.4
Tobacco Settlement	3.9
Transportation	3.8
School District	3.5
Power	2.7
Nursing Homes	2.5
Multifamily Housing	2.5
Development	2.2
Banks	2.1
96.2

† Based on net assets.

See notes to financial statements.

10

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	46,987,844	46,823,738
Cash		1,293,791
Interest receivable		547,757
Receivable for shares of Beneficial Interest subscribed		75
Prepaid expenses		36,277
		48,701,638
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,078
Payable for shares of Beneficial Interest redeemed		6,889
Trustees’ fees and expenses payable		855
Other accrued expenses		42,383
		52,205
Net Assets ($)		48,649,433
Composition of Net Assets ($):
Paid-in capital		48,786,322
Total distributable earnings (loss)		(136,889)
Net Assets ($)		48,649,433

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,292,447	46,169	45,309,950	867.09
Shares Outstanding	168,036	2,354.85	2,310,437	44.25
Net Asset Value Per Share ($)	19.59	19.61	19.61	19.60

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Interest Income	721,938
Expenses:
Investment advisory fee—Note 3(a)	113,423
Professional fees	51,612
Registration fees	32,577
Administration fee—Note 3(a)	17,013
Chief Compliance Officer fees—Note 3(c)	7,886
Shareholder servicing costs—Note 3(c)	7,708
Prospectus and shareholders’ reports	5,448
Trustees’ fees and expenses—Note 3(d)	2,110
Custodian fees—Note 3(c)	1,408
Loan commitment fees—Note 2	252
Distribution fees—Note 3(b)	181
Interest expense—Note 2	146
Miscellaneous	13,515
Total Expenses	253,279
Less—reduction in expenses due to undertaking—Note 3(a)	(106,481)
Net Expenses	146,798
Net Investment Income	575,140
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	42,661
Net change in unrealized appreciation (depreciation) on investments	(3,436,883)
Net Realized and Unrealized Gain (Loss) on Investments	(3,394,222)
Net (Decrease) in Net Assets Resulting from Operations	(2,819,082)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment income	575,140	2,073,234
Net realized gain (loss) on investments	42,661	3,866,598
Net change in unrealized appreciation (depreciation) on investments	(3,436,883)	(2,717,339)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,819,082)	3,222,493
Distributions ($):
Distributions to shareholders:
Class A	(267,384)	(193,015)
Class C	(3,544)	(3,862)
Class I	(4,222,036)	(5,596,455)
Class Y	(76)	(9,362)
Total Distributions	(4,493,040)	(5,802,694)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	3,853	214,579
Class I	1,882,780	7,706,562
Distributions reinvested:
Class A	263,577	190,223
Class C	2,841	3,403
Class I	4,130,135	5,413,509
Cost of shares redeemed:
Class A	(106,543)	(477,970)
Class C	-	(47,519)
Class I	(10,553,962)	(63,610,543)
Class Y	-	(251,579)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(4,377,319)	(50,859,335)
Total Increase (Decrease) in Net Assets	(11,689,441)	(53,439,536)
Net Assets ($):
Beginning of Period	60,338,874	113,778,410
End of Period	48,649,433	60,338,874

14

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Capital Share Transactions (Shares):
Class A
Shares sold	185	9,508
Shares issued for distributions reinvested	12,674	8,454
Shares redeemed	(5,061)	(21,145)
Net Increase (Decrease) in Shares Outstanding	7,798	(3,183)
Class C
Shares issued for distributions reinvested	137	151
Shares redeemed	-	(2,111)
Net Increase (Decrease) in Shares Outstanding	137	(1,960)
Class I
Shares sold	91,531	337,714
Shares issued for distributions reinvested	198,391	240,322
Shares redeemed	(517,706)	(2,815,104)
Net Increase (Decrease) in Shares Outstanding	(227,784)	(2,237,068)
Class Y
Shares redeemed	-	(11,175)
Net Increase (Decrease) in Shares Outstanding	-	(11,175)

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2022	Year Ended September 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.32	22.95	23.53	22.46	23.05	23.43
Investment Operations:
Net investment income[a]	.19	.43	.49	.51	.49	.48
Net realized and unrealized gain (loss) on investments	(1.25)	.11	.20	1.08	(.57)	(.35)
Total from Investment Operations	(1.06)	.54	.69	1.59	(.08)	.13
Distributions:
Dividends from net investment income	(.19)	(.42)	(.49)	(.51)	(.48)	(.47)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.67)	(1.17)	(1.27)	(.52)	(.51)	(.51)
Net asset value, end of period	19.59	22.32	22.95	23.53	22.46	23.05
Total Return (%)[b]	(5.11)[c]	2.42	3.09	7.17	(.36)	.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.00	.94	.88	.85	.85
Ratio of net expenses to average net assets	.75[d]	.74	.70	.70	.70	.70
Ratio of net investment income to average net assets	1.80[d]	1.91	2.17	2.24	2.10	2.08
Portfolio Turnover Rate	3.36[c]	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	3,292	3,577	3,750	4,454	6,469	16,714

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2022		Year Ended September 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.34	22.96	23.54	22.47	23.06	23.43
Investment Operations:
Net investment income[a]	.11	.26	.32	.34	.29	.30
Net realized and unrealized gain (loss) on investments	(1.25)	.12	.20	1.08	(.54)	(.33)
Total from Investment Operations	(1.14)	.38	.52	1.42	(.25)	(.03)
Distributions:
Dividends from net investment income	(.11)	(.25)	(.32)	(.34)	(.31)	(.30)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.59)	(1.00)	(1.10)	(.35)	(.34)	(.34)
Net asset value, end of period	19.61	22.34	22.96	23.54	22.47	23.06
Total Return (%)[b]	(5.47)[c]	1.69	2.32	6.36	(1.12)	(.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.72[d]	2.64	2.34	2.02	1.84	1.64
Ratio of net expenses to average net assets	1.50[d]	1.49	1.44	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.04[d]	1.16	1.45	1.49	1.33	1.34
Portfolio Turnover Rate	3.36[c]	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	46	50	96	141	191	585

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2022		Year Ended September 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.34	22.97	23.55	22.48	23.07	23.44
Investment Operations:
Net investment income[a]	.22	.49	.54	.57	.54	.53
Net realized and unrealized gain (loss) on investments	(1.25)	.11	.21	1.08	(.56)	(.33)
Total from Investment Operations	(1.03)	.60	.75	1.65	(.02)	.20
Distributions:
Dividends from net investment income	(.22)	(.48)	(.55)	(.57)	(.54)	(.53)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.70)	(1.23)	(1.33)	(.58)	(.57)	(.57)
Net asset value, end of period	19.61	22.34	22.97	23.55	22.48	23.07
Total Return (%)	(5.00)[b]	2.67	3.35	7.48	(.10)	.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.70	.65	.55	.55	.56
Ratio of net expenses to average net assets	.50[c]	.49	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.04[c]	2.16	2.43	2.49	2.36	2.33
Portfolio Turnover Rate	3.36[b]	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	45,310	56,711	109,675	267,212	262,833	248,973

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

Six Months Ended
March 31, 2022		Year Ended September 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.33	22.96	23.55	22.48	23.06	23.43
Investment Operations:
Net investment income[a]	.22	.51	.56	.57	.54	.54
Net realized and unrealized gain (loss) on investments	(1.25)	.10	.18	1.08	(.55)	(.34)
Total from Investment Operations	(1.03)	.61	.74	1.65	(.01)	.20
Distributions:
Dividends from net investment income	(.22)	(.49)	(.55)	(.57)	(.54)	(.53)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.70)	(1.24)	(1.33)	(.58)	(.57)	(.57)
Net asset value, end of period	19.60	22.33	22.96	23.55	22.48	23.06
Total Return (%)	(4.99)[b]	2.72	3.31	7.48	(.11)	.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.99[c]	.75	.67	.57	.56	.55
Ratio of net expenses to average net assets	.50[c]	.49	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.05[c]	2.15	2.43	2.49	2.35	2.33
Portfolio Turnover Rate	3.36[b]	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	1	1	258	264	507	6,980

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of March 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all the outstanding Class Y shares.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar

22

securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	1,011,723	-	1,011,723
Municipal Securities	-	45,812,015	-	45,812,015

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.
As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

24

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: tax-exempt income $1,905,630, ordinary income $172,770 and long-term capital gains $3,724,294. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2022 was approximately $26,374 with a related weighted average annualized rate of 1.11%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $106,481 during the year ended March 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Sub-adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility

26

(subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $17,013 during the period ended March 31, 2022.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2022, Class C shares were charged $181 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the period ended March 31, 2022, Class A and Class C shares were charged $4,334 and $60, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $1,885 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $1,408 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $17,643, administration fees of $2,646, Distribution Plan fees of $30, Shareholder Services Plan fees of $717, custodian fees of $750, Chief Compliance Officer fees of $3,918 and transfer agency fees of $628,

28

which are offset against an expense reimbursement currently in effect in the amount of $24,254.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2022, amounted to $1,861,406 and $10,735,951, respectively.

At March 31, 2022, accumulated net unrealized depreciation on investments was $164,106, consisting of $722,793 gross unrealized appreciation and $886,899 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional intermediate municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional intermediate municipal debt funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the

30

fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional intermediate municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except the three-, four- and ten-year periods when it was below the Performance Group median, and above the Performance Universe median for all periods, except the one-year period when it was below the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group and Performance Universe medians for eight of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was equal to the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and higher than the Expense Universe median total expenses.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is

32

predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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37

For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6935SA0322

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: May 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: May 20, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: May 20, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)